            As Filed with the Securities and Exchange Commission on June 26,1998

                                                       Registration Nos. 2-86931
                                                                        811-3907
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM N-1A

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933           /X/
                         Pre-Effective Amendment No.                         / /
                       Post-Effective Amendment No. 17                       /X/
                                     and/or


       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940       /X/
                              Amendment No. 18                               /X/
                        (Check appropriate box or boxes)


                        THE EMPIRE BUILDER TAX FREE BOND
                        FUND (Exact name of Registrant as
                              specified in charter)

                                3435 Stelzer Road
                              Columbus, Ohio 43219
             (Address of Principal Executive Offices with Zip Code)

                                   ----------

       Registrant's Telephone Number, including Area Code: (800) 847-5886

                                   ----------

                            Ellen F. Stoutamire, Esq.
                      The Empire Builder Tax Free Bond Fund
                                3435 Stelzer Road
                              Columbus, Ohio 43219
                     (Name and Address of Agent for Service)

                                   ----------

                                 with a copy to:
                               John M. Loder, Esq.
                                  Ropes & Gray
                             One International Place
                           Boston, Massachusetts 02110


It is proposed that this filing will become effective:

  X    immediately upon filing pursuant to paragraph (b)
-----
       on (date) pursuant to paragraph (b)
-----
       on (date) pursuant to paragraph (a)(i)
-----
       75 days after filing pursuant to paragraph (a)(ii)
-----
       on (date) pursuant to paragraph (a)(ii) of rule 485
-----
       60 days after filing pursuant to paragraph (a)(i)
-----

If appropriate, check the following box:

       this post-effective amendment designates a new effective date for a ------ previously filed post-effective amendment

                      THE EMPIRE BUILDER TAX FREE BOND FUND
                       Registration Statement on Form N-1A

                              CROSS REFERENCE SHEET
                             Pursuant to Rule 495(a)
                        under the Securities Act of 1933


N-1A Item No.                                                           Location
-------------                                                           --------

Part A                                                                  Prospectus Caption
------                                                                  ------------------

Item 1.       Cover Page..............................................  Cover Page

Item 2.       Synopsis................................................  Summary of Expenses

Item 3.       Condensed Financial Information.........................  A Look at the Fund's Financial History; How the
                                                                        How the Fund has Performed

Item 4.       General Description of Registrant.......................  How the Fund Pursues its Objective; History and
                                                                        Organization of the Fund

Item 5.       Management of the Fund..................................  How the Fund is Managed

Item 5A.      Management's Discussion of Fund Performance.............  How the Fund has performed

Item 6.       Capital Stock and Other Securities......................  History and Organization of the Fund; Distributions and
                                                                        Taxes

Item 7.       Purchase of Securities Being Offered....................  How to Buy Shares; How the Fund Values its Shares; How
                                                                        the Fund is Managed

Item 8.       Redemption or Repurchase................................  How to Sell Shares

Item 9.       Legal Proceedings.......................................  Not Applicable

                                                                        Statement of Additional
                                                                        -----------------------
Part B                                                                  Information Caption
------                                                                  -------------------

Item 10.      Cover Page..............................................  Cover Page

Item 11.      Table of Contents.......................................  Table of Contents

Item 12.      General Information and History.........................  History and Organization of the Fund (Part A)

Item 13.      Investment Objective and Policies.......................  Investment Objective and Policies of the Fund;
                                                                        Investment Restrictions of the Fund

Item 14.      Management of the Registrant............................  Management of the Fund

Item 15.      Control Persons and Principal Holders of Securities.....  Not Applicable

Item 16.      Investment Advisory and Other
              Services................................................  Management of the Fund (Investment Adviser; Principal
                                                                        Underwriter)

Item 17.      Brokerage Allocation....................................  Management of the Fund (Portfolio Transactions)

Item 18.      Capital Stock and Other Securities......................  History and Organization of the Fund (Part A)

Item 19.      Purchase, Redemption and Pricing of Securities Being
              Offered.................................................  Purchase of Shares; Investment Programs

Item 20.      Tax Status..............................................  Distributions and Taxes (Part A)

Item 21.      Underwriters............................................  Management of the Fund (Principal Underwriter)

Item 22.      Calculation of Performance Data.........................  Fund Performance

Item 23.      Financial Statements....................................  Financial Statements


Part C
------

         Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C of the Registration Statement.

                    [Empire Builder Tax Free Bond Fund logo]


                                3435 Stelzer Road
                              Columbus, Ohio 43219
                                 1-800-847-5886
                         Prospectus dated June 26, 1998
                          Shares of Beneficial Interest


         A No-Load Mutual Fund for New York Investors Seeking Current Income Exempt From Federal Income Tax and New York State and City Personal Income Taxes, and Preservation of Capital Through Conservative Portfolio Management.

         The Empire Builder Tax Free Bond Fund seeks as high a level of current income exempt from federal income tax and New York State and City personal income taxes as the Fund's investment adviser believes is consistent with preservation of capital. Consistent with the Fund's investment objective of preservation of capital, it is also a policy of the Fund, when possible, to seek capital appreciation and to minimize capital losses. The Fund invests primarily in a portfolio of New York Tax Exempt Bonds.

         The Fund offers two classes of shares--the Builder Class and the Premier Class. Builder Class shares offer a higher level of shareholder services and features. Premier Class shares offer fewer services and features, and require a higher minimum investment, but benefit from a lower level of expenses. Consequently, Premier Class shares produce a higher investment yield than Builder Class shares.


         This Prospectus explains concisely what you should know before investing in the Fund. Please read it carefully before investing and keep it for future reference. You can find more detailed information about the Fund in the June 26, 1998 Statement of Additional Information, as supplemented from time to time (the `SAI'), available without charge from BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services, the Fund's Administrator (the `Administrator'). The SAI has been filed with the Securities and Exchange Commission (the "SEC") and is incorporated into this Prospectus by reference. The SAI is available, along with other materials, on the SEC Internet Web Site (http://www.sec.gov). For additional information, call toll free 1-800-847-5886.


                                   ----------

                                Table of Contents

Summary of Expenses...............................2                  How the Fund is Managed...........................11
A Look at the Fund's Financial History............3                  How the Fund Values its Shares....................12
The Fund's Investment Objective...................4                  Distributions and Taxes...........................12
How the Fund Has Performed........................4                  How the Fund Shows Performance....................13
How the Fund Pursues its Objective............... 5                  How to Buy Shares.................................14
Features and Benefits of the Fund.................9                  How to Sell Shares................................14
Features of the Premier and Builder Classes......10                  History and Organization of the Fund..............16
The Fund's Management............................11                  The Fund's Trustees and Officers..................18

                                   ----------

         THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


         Shares of the Fund are not deposits of, or obligations of, or guaranteed by, any bank or its affiliates, nor are they federally insured by the FDIC. Investments in the Fund involve investment risks, including possible loss of principal.


         This Prospectus does not constitute an offering in any jurisdiction in which such offering may not lawfully be made.

                               SUMMARY OF EXPENSES

         Expenses are one of several factors to consider when investing in the Fund. The following table summarizes your maximum transaction costs from investing in each class of shares of the Fund and the expenses of the Fund associated with each class of shares. The Example shows the cumulative expenses attributable to a hypothetical $1,000 investment in the Fund over specified periods.


                                                                                               Premier    Builder
                                                                                               Class      Class
                                                                                               -------    --------

Shareholder Transaction Expenses
Maximum Sales Load Imposed on Purchases (as a percentage of
  the offering price)........................................................................  0%         0%
Exchange Fee for each exchange from Premier to Builder Class.................................  $5         $0

Annual Fund Operating Expenses
  (as a percentage of net assets)
     Advisory Fees...........................................................................  0.39%      0.39%
     Administration Fees.....................................................................  0.19%      0.19%
     Other Expenses..........................................................................  0.23%      0.48%
                                                                                               -----      -----
Total Fund Operating Expenses................................................................  0.81%      1.06%
                                                                                               =====      =====


Example
-------
Your investment of $1,000 would incur the following expenses, assuming (1) a 5% annual return and (2) full redemption at the end of each time period:


                                    1 year    3 years   5 years  10 years
                                    ------    -------   -------  --------
                  Builder Class:    $  11     $   34    $   58   $   129
                  Premier Class:    $   8     $   26    $   45   $   100


         This table is provided to help you understand the expenses of investing in the Fund and the operating expenses that the Fund incurs. `Annual Fund Operating Expenses' are based on expenses actually incurred by the Fund during its fiscal year ended February 28, 1998.


         The Example illustrates expenses attributable to a hypothetical $1,000 investment in the Fund (SEC guidelines require the Example to assume a $1,000 investment; however, a minimum $20,000 investment is required for the Premier Class.) The Example is based on the operating expenses shown above for the Fund's last fiscal year and does not necessarily represent past or future expense levels and actual expenses may be lesser or greater than those shown. All of these expenses are paid by the Fund for investment management, shareholder servicing, custodial and other services incurred in the Fund's operations. Federal regulations require the Example to assume a 5% annual return, but your actual annual total return will vary.


         The Fund's investment adviser has voluntarily agreed to limit each class's expenses to 1.5% of average daily net assets, until further notice. See `How the Fund Is Managed -- Expense Limitations.'

                     A LOOK AT THE FUND'S FINANCIAL HISTORY


         The following table presents financial highlights for the Builder Class for each fiscal year beginning with the year ended February 28, 1989 and through the fiscal year ended February 28, 1998 and for the Premier Class for the period April 15, 1996 through February 28, 1997 and for the fiscal year ended February 28, 1998. The financial highlights for the five most recent fiscal years have been audited by Coopers & Lybrand L.L.P., independent accountants. Their unqualified report thereon is incorporated by reference in the SAI.

                              Financial Highlights
      For a share of beneficial interest outstanding throughout each period


                                    Year Ended        Period Ended**                                       Year Ended
                                     2/28/98             2/28/97         2/29/96     2/28/95    2/28/94   2/28/93  2/29/92   2/28/91
                                     -------             -------         -------     -------    -------   -------  -------   -------
                                Builder   Premier   Builder   Premier    Builder     Builder    Builder   Builder  Builder   Builder
                                 Class     Class     Class     Class      Class       Class      Class     Class    Class     Class
                                 -----     -----     -----     -----      -----       -----      -----     -----    -----     -----
Net Asset Value, Beginning of   $ 17.73   $ 17.73   $ 17.96   $ 17.57    $ 17.31     $ 18.24    $ 18.41   $ 17.17  $ 17.02   $16.78
Period........................  -------   -------   -------   -------    -------     -------    -------   -------  -------   ------
Income from Investment
Operations:
   Net investment income......     0.79      0.84      0.84      0.75       0.87        0.87       0.90      0.94     1.00     1.02
   Net gain (loss) on
    securities (both realized
    and unrealized)...........     0.56      0.56    (0.10)      0.29       0.65      (0.71)       0.09      1.43     0.47     0.24
                                   ----      ----    ------      ----       ----      ------       ----      ----     ----     ----
   Total from Investment           1.35      1.40      0.74      1.04       1.52        0.16       0.99      2.37     1.47     1.26
    Operations                     ----      ----      ----      ----       ----        ----       ----      ----     ----     ----
Less Distributions:
Distributions from net
  investment income...........   (0.79)    (0.84)    (0.84)    (0.75)     (0.87)      (0.87)     (0.90)    (0.94)   (1.00)    (1.02)
Distributions from net
  realized capital gains......   (0.07)    (0.07)    (0.13)    (0.13)        --          --      (0.26)    (0.19)   (0.32)      --
Distributions in excess of
  net realized capital gains..      --        --        --        --         --       (0.22)        --        --       --       --
Total Distributions...........   (0.86)    (0.91)    (0.97)    (0.88)     (0.87)      (1.09)     (1.16)    (1.13)   (1.32)   (1.02)
                                 ------    ------    ------    ------     ------      ------     ------    ------   ------   ------
Net Asset Value, End of          $18.22    $18.22   $ 17.73   $ 17.73     $17.96     $ 17.31    $ 18.24   $ 18.41  $ 17.17   $17.02
Period                           ======    ======   =======   =======     ======     =======    =======   =======  =======   ======

Total Return..................    7.82%     8.08%     4.30%  6.03%(c)      8.95%       1.09%      5.44%    14.32%    8.89%    7.75%
Ratios/Supplemental Data:
Net Assets, End of Period
  (in thousands)..............  $59,091   $64,439   $59,133   $59,356   $117,860    $108,020   $108,305   $96,568  $79,690  $80,535
Ratio of Expenses to Average
  Net Assets..................    1.06%     0.81%     1.03%  0.93%(b)      0.96%       0.93%      0.98%     1.03%    1.07%    1.27%
Ratio of Expenses to Average
  Net Assets (before
  credits)*...................    1.16%     0.92%     1.07%  0.97%(b)      1.01%         --         --        --       --      --
Ratio of Net Investment
Income to Average Net Assets..    4.42%     4.66%     4.81%  4.88%(b)      4.91%       5.04%      4.85%     5.31%   5.78%     6.05%
Portfolio Turnover Rate(a)....     201%      201%      181%      181%       150%        143%       164%      122%    166%      181%

                                     Year Ended
                                 2/28/90   2/28/89
                                 -------   -------
                                 Builder   Builder
                                  Class     Class
                                  -----     -----
Net Asset Value, Beginning of    $ 16.70    $16.88
Period........................   -------    ------
Income from Investment
Operations:
   Net investment income......      1.01      1.03
   Net gain (loss) on
    securities (both realized
    and unrealized)...........      0.16    (0.10)
                                    ----    ------
   Total from Investment            1.17      0.93
    Operations                      ----      ----
Less Distributions:
Distributions from net
  investment income...........    (1.01)    (1.03)
Distributions from net
  realized capital gains......    (0.08)    (0.08)
Distributions in excess of
  net realized capital gains..       --        --
Total Distributions...........    (1.09)    (1.11)
                                  ------    ------
Net Asset Value, End of          $ 16.78   $ 16.70
Period                           =======   =======

Total Return..................     7.06%     5.77%
Ratios/Supplemental Data:
Net Assets, End of Period
  (in thousands)..............   $58,155   $58,734
Ratio of Expenses to Average
  Net Assets..................     1.42%     1.32%
Ratio of Expenses to Average
  Net Assets (before
  credits)*...................       --        --
Ratio of Net Investment
Income to Average Net Assets..     5.96%     6.21%
Portfolio Turnover Rate(a)....      199%      250%


-----------------

* The ratio does not include a reduction of expenses for custodian fee credits on cash balances maintained with the custodian.


**  Premier Class commenced operations on April 15, 1996.


(a) Portfolio turnover is calculated on the basis on the Fund as a whole without distinguishing between the classes of shares issued.


(b) Annualized.


(c) Not Annualized.

                         THE FUND'S INVESTMENT OBJECTIVE

     The Fund's investment objective is to seek as high a level of current income exempt from federal income tax and New York State and City personal income taxes as Glickenhaus & Co. (the `Adviser'), the Fund's investment adviser, believes is consistent with preservation of capital. Consistent with the Fund's objective of preservation of capital, it is also a policy of the Fund, when possible, to seek capital appreciation and to minimize capital losses. The Fund is not intended to be a complete investment program, and there is no assurance the Fund will achieve its objective.


                          HOW THE FUND HAS PERFORMED


Market Conditions During The Fund's Most Recent Fiscal Year



     The fiscal year ended February 28, 1998 was characterized by relative stability of interest rates and consequent stability in the values of investment grade New York Tax Exempt Bonds. During the fiscal year, the Federal Reserve Board made only one change in its "Federal Funds" rate--a modest increase in March 1997. As a result of the relative stability of interest rates, investment grade municipal bonds traded within a fairly narrow range throughout the year.


Fund Performance



     The following table sets forth the total return (capital changes plus reinvestment of all distributions) on a hypothetical $10,000 investment in Builder Class shares of the Fund for the one-, five- and ten-year periods ended February 28, 1998, the total return of a hypothetical $10,000 investment in Premier Class shares of the Fund for the one year ended February 28, 1998 and since inception from April 15, 1996 through February 28, 1998 and the Fund's average annual total return for those periods. These were periods of fluctuating tax exempt bond prices. Also, until April 15, 1996, the Fund had outstanding only a single class of shares. This information should not be construed as an indicator of future performance.


     Performance information for the Fund is based on the net asset value of a share of the Fund at the beginning and end of the periods shown, assumes reinvestment of all distributions and does not take into account any taxes payable on capital gains distributions or the taxable portion of income distributions. All figures reflect recurring Fund expenses for the periods shown, such as advisory fees. The Average Annual Total Return figures are standardized performance measures computed in accordance with requirements of the Securities and Exchange Commission. There is no sales charge on purchases of Fund shares. During certain past periods, sales charges have applied to certain purchases. These sales charges were not taken into account in calculating the performance information on the following page.

     The Lehman Municipal Bond Index includes 25,000 long-term investment grade municipal bonds. In the opinion of the Adviser, this Index most accurately represents the performance of the municipal bond market. However, there are substantial differences between the Index and the Fund. First, the Index covers municipal bonds nationwide, whereas the Fund invests primarily in New York Tax Exempt Bonds. Second, the Index does not reflect the costs and expenses of actually obtaining the underlying bonds, or the operating costs associated with an investment in a mutual fund like the Fund. Finally, the Index represents an unmanaged portfolio whereas the Fund is professionally managed.

     For more information about performance data of the Fund, see `Fund Performance' on the following page.

                                FUND PERFORMANCE

                       Builder Class          Builder Class         Builder Class          Premier Class          Premier Class
                         Ten Years             Five Years              One Year              One Year            Since Inception
                      3/1/88-2/28/98         3/1/93-2/28/98      3/1/97-2/28/98           3/1/97-2/28/98         4/15/96-2/28/98
                  ---------------------- ---------------------- --------------------- ---------------------- ---------------------
    The Fund
                   104.8%     $10,000     30.59%     $10,000     7.82%      $10,000    8.08%        $10,000   14.59%       $10,000
                              became                 became                 became                  became                 became
                              $20,408                $13,059                $10,782                 $10,808                $11,459
 Average Annual
  Total Return     7.07%                  5.48%                  7.82%                 8.08%                  7.86%


     Lehman                                                                                                   4/30/96-2/28/98
 Municipal Bond    8.21%                  6.58%                  9.14%                 9.14%                  8.93%
     Index
(Average Annual
Increase)


* This illustration is based on a hypothetical investment of $10,000, but the actual investment minimum for the Premier Class is $20,000.

                       HOW THE FUND PURSUES ITS OBJECTIVE

Basic Investment Strategy


     In seeking its investment objective, the Fund invests primarily in New York Tax Exempt Bonds (which are described below). New York law provides that to the extent distributions by the Fund are derived from interest on New York Tax Exempt Bonds, they shall be exempt from New York State and City personal income taxes. It is a fundamental Fund policy that at least 90% of the Fund's income distributions will be exempt from federal income tax and New York State and City personal income taxes, except during times of adverse market conditions when the Fund is investing for temporary defensive purposes (in which case more than 10% of the Fund's income distributions could be subject to federal income tax and/or New York State and City personal income taxes). During the Fund's fiscal year ended February 28, 1998, 100% of the Fund's income distributions were exempt from federal income tax and New York State and City personal income taxes. None of the Fund's income distributions for such year were derived from `private activity bonds' the income from which is an item of tax preference for purposes of the federal alternative minimum tax for individuals (`AMT Bonds'). It is a fundamental policy of the Fund that distributions from interest income on AMT Bonds, together with distributions of interest income on investments other than New York Tax Exempt Bonds, will not normally exceed 10% of the total amount of the Fund's income distributions.


     New York Tax Exempt Bonds purchased by the Fund will be of `investment grade' quality. This means that at the time of purchase, the bonds will be rated not lower than the four highest grades assigned by both Moody's Investors Service, Inc. (`Moody's') (Aaa, Aa, A or Baa) and Standard & Poor's Corporation (`S&P') (AAA, AA, A or BBB) or will be unrated securities which the Adviser determines are of comparable quality. The Fund will not invest more than 50% of its total assets in New York Tax Exempt Bonds that are rated Baa by Moody's or BBB by S&P at the time of purchase or that, if unrated, are determined by the Adviser to be of comparable quality. Securities rated Baa or BBB (and comparable unrated securities) have some speculative characteristics; unfavorable changes in economic conditions or other circumstances are more likely to lead to a weakened capacity of the issuer of these securities to make principal and interest payments than is the case with higher quality securities. (A description of the four highest grades of debt securities and the highest grade of commercial paper of Moody's and of S&P is included in the SAI. Bonds rated Baa by Moody's are considered medium grade obligations, the security for payment of interest and principal being currently considered adequate, but certain protective elements may be lacking over any great length of time. S&P's description of BBB bonds is similar.) It should be noted that the amount of information about the financial condition of an issuer of New York Tax Exempt Bonds may not be as extensive as that which is made available by corporations whose securities are publicly traded.

     The value of the Fund's investments will change as the general level of interest rates fluctuates. During periods of falling interest rates, the values of fixed-income securities, such as New York Tax Exempt Bonds, generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Changes in the credit ratings of obligations and in the ability of an issuer to make payments of interest and principal will also affect the value of these investments. The value of the Fund's shares will fluctuate with the value of its investments.

     Because preservation of capital is part of the Fund's investment objective, and the portion of the Fund's assets that may be invested in securities rated below A (and comparable unrated securities) is limited, the Fund's yield and total return may be significantly lower than that of many other New York Tax Exempt Bond Funds during any particular period or over extended periods. For temporary purposes (such as pending new investments) or liquidity purposes (such as to meet repurchase or redemption obligations or to pay expenses), the Fund may invest in taxable obligations, provided that not more than 10% of the Fund's income distributions are subject to federal income tax and/or New York State and City personal income taxes. The Fund may also invest in taxable obligations on a temporary defensive basis due to market conditions, when more than 10% of the Fund's income distributions could be subject to federal income tax and/or New York State and City personal income taxes. Such taxable obligations may include obligations of the U.S. government, its agencies or instrumentalities, other debt securities rated within the four highest grades by either Moody's or S&P, commercial paper rated in the highest two grades by either of such rating services, certificates of deposit and bankers' acceptances of banks having deposits in excess of $2 billion, and repurchase agreements with respect to any of the foregoing investments. The Fund may also hold its assets in other cash equivalents or in cash.

New York Tax Exempt Bonds

     New York Tax Exempt Bonds are debt obligations issued by the State of New York and its political subdivisions (for example, counties, cities, towns, villages, districts and authorities), the interest from which is, in the opinion of bond counsel, exempt from both federal income tax and New York State and City personal income taxes (other than the possible incidence of any alternative minimum taxes). These bonds are issued to obtain funds for various public purposes, such as the construction of public facilities, the payment of general operating expenses, the refunding of outstanding debts, or the lending of funds to public or private institutions for the construction of housing, educational or medical facilities. They may also include certain types of industrial development bonds and private activity bonds issued by public authorities to finance privately owned or operated facilities. New York Tax Exempt Bonds also include debt obligations issued by other governmental entities (for example, U.S. possessions such as Puerto Rico) if such debt obligations generate interest income that is exempt from federal income tax and New York State and City personal income taxes.

     Classifications of New York Tax Exempt Bonds. The two principal classifications of New York Tax Exempt Bonds are general obligation and revenue bonds. General obligation bonds involve the credit of an issuer possessing taxing power and are payable from the issuer's general unrestricted revenues. The characteristics and methods of enforcement of general obligation bonds vary according to the law applicable to the particular issuer. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or a specific revenue source, and generally are not payable from the unlimited revenues of the issuer. Industrial development bonds and private activity bonds are in most cases revenue bonds, the creditworthiness of which is directly related to that of the user of the facilities.

     Special Considerations Concerning New York Tax Exempt Bonds. Since the Fund invests primarily in New York Tax Exempt Bonds, the performance of the Fund may be especially affected by factors pertaining to the New York economy and other factors specifically affecting the ability of issuers of New York Tax Exempt Bonds to meet their obligations. As a result, the value of the Fund's shares may fluctuate more widely than the value of shares of a portfolio investing in securities relating to a number of different states. The ability of state or local governments and political subdivisions to meet their obligations will depend primarily on the availability of tax and other revenues to them and on their fiscal conditions generally. The amounts of tax and other revenues available to issuers of New York Tax Exempt Bonds may be affected from time to time by economic, political and demographic conditions. In addition, constitutional or statutory restrictions may limit a government's power to raise revenues or increase taxes. The availability of federal, state and local aid to issuers of New York Tax Exempt Bonds may also affect their ability to meet their obligations. Payments of principal and interest on revenue bonds will depend on the economic condition of the facility or specific revenue source from whose revenues the payments will be made, which in turn could be affected by economic, political and demographic conditions in New York or a particular locality. Any reduction in the actual or perceived ability of an issuer of New York Tax Exempt Bonds to meet its obligations (including a reduction in the rating of its outstanding securities) would likely affect adversely the market value and marketability of its obligations and could affect adversely the values of other New York Tax Exempt Bonds as well.

Diversification


     The Fund is a `non-diversified' management investment company as defined under the Investment Company Act of 1940 (the "Act"), and as such is not required to meet any diversification requirements under that Act. However, the Fund must meet certain standards to qualify as a regulated investment company under the Internal Revenue Code. At the end of each fiscal quarter and with respect to at least 50% of its total assets (1) the Fund may not invest more than 5% of its total assets in the securities of any one issuer (except U.S. government obligations) and (2) the Fund may not own more than 10% of the outstanding voting securities of any one issuer. (By comparison, a `diversified' investment company must at all times satisfy those two conditions with respect to 75% of the value of its total assets.) Since New York Tax Exempt Bonds are not voting securities, the only effective limitation with respect to 50% of the Fund's assets is that the Fund not invest more than 5% of its total assets included among such 50% in the securities of a single issuer. Also, at the end of each fiscal tax quarter not more than 25% of the Fund's total assets may be invested in the securities of any one issuer. Because of the relatively small number of issuers of investment-grade New York Tax Exempt Bonds, the Fund may use this ability as a non-diversified fund to concentrate its assets in the securities of a few issuers which the Adviser deems to be attractive investments, rather than invest in a larger number of securities merely to satisfy diversification requirements. While the Adviser believes that this ability to concentrate the investments of the Fund in particular issuers is an advantage when investing in New York Tax Exempt Bonds, such concentration involves an increased risk of loss to the Fund should an issuer be unable to make interest or principal payments or should the market value of such securities decline. There is no assurance that the Fund will be able to meet its investment objective.


Futures and Options

     The Fund may purchase and sell financial futures contracts, options on such futures contracts and options on securities indexes to hedge against changes in the values of New York Tax Exempt Bonds the Fund owns or expects to purchase.

     Futures contracts on a Municipal Bond Index (the "Index") are traded on the Chicago Board of Trade. This Index is intended to represent a numerical measure of market performance for long-term tax-exempt bonds. The Fund may purchase and sell futures contracts on this Index (or any other tax-exempt bond index approved for trading by the Commodity Futures Trading Commission) to hedge against general changes in market values of New York Tax Exempt Bonds which the Fund owns or expects to purchase. For example, if the Adviser expected interest rates to increase, the Fund might sell futures contracts on an index. If rates did increase, the value of New York Tax Exempt Bonds held by the Fund would decline, but this decline would usually, but not necessarily, be offset in whole or in part by an increase in the value of the Fund's position in futures contracts. If, on the other hand, the Fund had cash reserves and short-term investments pending anticipated investment in New York Tax Exempt Bonds, and the Adviser expected interest rates to decline, the Fund might purchase futures contracts on an index. The Fund could thus take advantage of the anticipated rise in the values of New York Tax Exempt Bonds without actually buying them until the market had stabilized.


     The Fund may also purchase and sell, subject to the limitations set forth in this Prospectus, futures and options on U.S. Treasury securities ("Treasury Futures") in order to hedge against interest rate changes or other general changes in market values which would be expected to affect the value of the New York Tax Exempt Bonds which the Fund owns or expects to purchase. Changes in value in Treasury Futures resulting from interest rate changes or other general market conditions may not be as closely correlated with the value of New York Tax Exempt Bonds as changes in value of the Index. However, Treasury Futures generally offer greater liquidity than futures contracts on the Index, which reduces the risk that the Fund will not be able to liquidate a position in a futures contract, and may also make Treasury Futures a more effective hedging tool than futures on the Index in some market conditions.


     The Fund will not purchase or sell futures contracts or purchase or sell related options or index options if, as a result, the sum of initial margin deposits on the Fund's existing futures contracts and related options plus premiums paid for outstanding options purchased by the Fund would exceed 5% of the Fund's net assets.

     The successful use of futures and related options and of index options will usually depend on the Adviser's ability to forecast interest rate movements correctly. The

Fund's ability to hedge its portfolio positions through these transactions also depends on the degree of correlation between the index underlying the futures and options purchased and sold by the Fund and the New York Tax Exempt Bonds which are the subject of the hedge. The successful use of futures and options also depends on the availability of a liquid secondary market to enable the Fund to close its positions on a timely basis. In the case of options purchased by the Fund, the risk of loss is limited to the premium paid, whereas in the case of options written by the Fund and in the case of a purchase or sale of a futures contract, the risk of loss is limited only to the extent that increases in the value of the Fund's investment in securities during the period of the futures contract may offset losses on the futures contract over the same period.

     Income derived by the Fund from options and futures transactions will not be exempt from federal income tax or New York State or City personal income taxes.

Portfolio Approach

     The Adviser buys and sells securities for the Fund in pursuit of the Fund's investment objective. In periods of rapidly fluctuating interest rates, there may be frequent changes in investments. From time to time, consistent with its investment objective, the Fund may also trade securities for the purpose of seeking short-term profits. Securities may be sold in anticipation of a market decline or bought in anticipation of a market rise. They may also be traded in response to changes in the creditworthiness of issuers or anticipated movements in the general level of interest rates, or to take advantage of perceived short-term disparities in market values or yields among securities of comparable quality and maturity.


     A change in the securities held by the Fund is known as `portfolio turnover.' Portfolio turnover generally involves some expense to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. To the extent that such sales result in net realized capital gains, shareholders are taxed on any such gains at applicable income tax rates. See `Distributions and Taxes.' Under certain market conditions the Fund's portfolio turnover rate may be higher than that of similar mutual funds. A higher portfolio turnover rate may result in increased realization by the Fund of capital gains. Distributions received by Fund shareholders of capital gains realized by the Fund will generally not be exempt from federal income tax or New York State or City personal income taxes. The portfolio turnover rate of the Fund for the fiscal year ended February 28, 1998 was 201%.


Other Investment Practices

     The Fund may enter into repurchase agreements, with banks and securities brokers or dealers, on up to 10% of its total assets. These transactions must be fully collateralized at all times, but involve some credit risk to the Fund. The Fund may also purchase securities for future delivery (i.e., forward commitments), which may increase its overall investment exposure. The SAI contains more detailed information about these practices, including limitations designed to reduce these risks.

     Subject to certain limitations described in the SAI, the Fund may invest up to 10% of its assets in shares of other investment companies. Such investments by the Fund may result in the Fund paying duplicative expenses on such assets, including duplicative investment advisory fees.

Limiting Investment Risk

     The Fund attempts to reduce risk for its shareholders through investment restrictions that prohibit investing more than:

     -- 5% of its total assets in the securities of any one issuer (other than the U.S. government or its agencies or instrumentalities or issuers of New York Tax Exempt Bonds);

     -- 5% of its assets in securities of any issuer if the parties responsible for payment, together with any predecessors, have been in operation for less than three years (except U.S. government and agency obligations and obligations of issuers of New York Tax Exempt Bonds);

     -- 5% of its net assets in securities restricted as to resale;

     -- 25% of its total assets in a single industry (issuers of New York Tax
        Exempt Bonds and U.S. government and agency obligations do not constitute an `industry' except for issuers whose bonds are backed by non-governmental users as described in the SAI); and

     -- 10% of its net assets in securities that are not readily marketable, in restricted securities and in repurchase agreements maturing in more than seven days.

     The Fund's investment restrictions permit the Fund to borrow only as a temporary measure to facilitate redemption requests, and limit such borrowing to 10% of the value of its total assets. The Fund will repay any borrowings before making any additional investments.


     Except for the policies described in this Prospectus or in the SAI as fundamental, the investment policies described in this Prospectus and in the SAI are not fundamental policies. The Trustees may change any non-fundamental investment policy without shareholder approval. Among the Fund's policies that are fundamental are the policy that under normal market conditions at least 90% of the Fund's income distributions will be exempt from federal income tax and New York State and City personal income taxes and the policy that Fund distributions from interest income on AMT Bonds, together with distributions of interest income on investments other than New York Tax Exempt Bonds, will not normally exceed 10% of the total amount of the Fund's income distributions. As a matter of policy, the Trustees will not change the Fund's investment objective without shareholder approval.



Year 2000 Risks



     Like other mutual funds, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by its Adviser and other service providers do not properly process and calculate date-related information, in particular, dates including the digit "9" and dates from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Adviser and Administrator are taking steps that they each believe are reasonably designed to address the Year 2000 Problem with respect to the computer systems that each uses and to obtain assurances that comparable steps are being taken by each of the Fund's other major service providers. However, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Fund.


                        FEATURES AND BENEFITS OF THE FUND

     The Fund offers its shareholders these important features and benefits on a no-load basis:

     Professional management: The Adviser is an experienced money management firm whose personnel have considerable experience in making investments in New York Tax Exempt Bonds. The Adviser establishes general investment policies, selects individual securities and constantly supervises the Fund's portfolio.

     Portfolio diversification: Your money is pooled with that of other investors to purchase a greater variety of New York Tax Exempt Bonds than you would probably purchase by yourself. Diversification helps reduce investment risk.

     Daily liquidity: You may sell all or part of your shares on any day the New York Stock Exchange is open without withdrawal penalty, at the net asset value next determined.

     Account statements and Fund reports: Each time you buy or sell shares or reinvest a distribution, including a capital gains distribution (other than certain automatic reinvestments as described below), you will receive a statement confirming the transaction and listing your current share balance. Shareholders of the Fund who have elected to have their distributions of net income from the Fund automatically reinvested in shares of the Fund (and shareholders of certain unit investment trusts who have elected to have distributions from such trusts automatically invested in shares of the Fund) will receive a single quarterly statement confirming the amount of these automatic reinvestments and investments in the Fund during the quarter.

     The Fund sends you annual and semi-annual reports that keep you informed about the Fund's portfolio and investment performance. You will also receive year end tax information to simplify your recordkeeping.


     Account information: You can obtain information about your account on any business day between 8:00 a.m. and 9:00 p.m. (Eastern time) by calling toll free: 1-800-847-5886. Specially trained representatives will answer your questions and provide you with information about your investment.


     Telephone Redemption: You may redeem your shares by calling the Fund toll free at 1-800-847-5886. You should be prepared to give the telephone representative the following information: (i) your account number, social security number and account registration, (ii) the Class (Premier or Builder) from which you are redeeming shares and (iii) the amount to be redeemed. The conversation may be recorded to protect you and the Fund. Telephone redemptions are available only if the shareholder so elects by checking the `yes' box on the Purchase Application. The Fund employs these procedures to confirm that instructions communicated by telephone are genuine. If the Fund fails to employ reasonable procedures, the Fund may be liable for any loss, damage or expense arising out of any telephone transactions purporting to be on a shareholder's behalf but not actually authorized by the shareholder.

                   FEATURES OF THE PREMIER AND BUILDER CLASSES

     The two classes of shares offer different services and features, as described below. Premier Class shares bear lower transfer agency costs (as a percentage of average net assets), and therefore generate a higher investment return. Shareholders should choose between the two classes based upon whether they meet the higher minimum account size for the Premier Class, or whether they desire the benefits of the additional services and features associated with the Builder Class.


     Minimum Investment. For the Builder Class, the minimum investment to open an account is $1,000. The minimum for additional investments in an account is $100. However, these investment minimums do not apply to automatic investment into the Fund of distributions from the unit investment trusts mentioned in this Prospectus under `How to Buy Shares.' The Builder Class is subject to maintenance of a minimum account balance as described under `History and Organization of the Fund'.


     For the Premier Class, the minimum investment to open an account is $20,000. The minimum for additional investments is $5,000, except that (1) the $5,000 minimum does not apply to automatic investments into the Fund of distributions from the unit investment trusts mentioned below under `How to Buy Shares,' and (2) the minimum amount under the Automatic Investment Program (see below) is $1,000. If the balance in a Premier Class shareholder's account falls below $20,000 as a result of redemptions from the account, the shareholder will be notified and will have two months within which to bring the account size back to $20,000. If the shareholder does not do so, the Fund will convert the shareholder's account from Premier Class to Builder Class shares.

     Check Writing. For the Builder Class, shareholders may write checks on their accounts, with a minimum check size of $500. There is no charge for this service.


     For the Premier Class, shareholders may write checks on their accounts, with a minimum check size of $5,000. The charge for this service is $5 to activate the check writing feature, and $1 for each check written on your account.


     Exchanges Between Classes. Builder Class shareholders who meet the minimum account size for the Premier Class are permitted to exchange their Builder Class shares for Premier Class shares free of charge.

     Premier Class shareholders who elect to exchange their shares for Builder Class shares are charged a fee of $5 for each such exchange.

     Exchanges between classes do not result in the recognition of capital gains or losses for federal income tax purposes.

     Automatic Investment Program. Shareholders can arrange to have a preset amount transferred to the Fund each month from their bank accounts. For the Builder Class, the minimum transfer is $100. For the Premier Class, the minimum transfer is $1,000.

     Automatic Withdrawal Program (Builder Class only). Builder Class shareholders who have at least $5,000 in their accounts can elect to have a preset amount sent to them from their account each month. This feature is not available for Premier Class accounts.

     Direct Deposit of Fund Dividends (Builder Class only). Builder Class shareholders can elect to have their distributions of net investment income and capital gains from the Fund automatically deposited into their bank account. This feature is not available for Premier Class accounts. To institute this service for your Builder Class account, call 1-800-847-5886 to request the appropriate authorization form.

     Historical Account Information. Builder Class shareholders can receive an additional copy of a past account statement or tax report (Form 1099) free of charge upon written request. Premier Class accounts are subject to a fee of $5 per request for such information.

         Expenses. Each class of shares bears the transfer agency costs associated with that class of shares. In addition, Premier Class shareholders bear certain charges for the check writing service, exchanges and historical account information, as explained above. All expenses of the Fund other than transfer agency costs are borne by the Fund as a whole and are not allocated separately to the two classes of shares.

     For more information about any of these programs and features, call 1-800-847-5886.

                               SUMMARY OF FEATURES

Feature                          Builder Class            Premier Class
------------------------------   ----------------------   -------------
Goal                             Convenience              Higher Yield
Sales Charge                     None                     None
Minimum Initial Investment       $1,000                   $20,000
Additional Investments           $100 minimum             $5,000 minimum
Checkwriting                     No charge                $5 initial/$1 per check
                                 $500 minimum check       $5,000 minimum check
Class Exchanges                  Free to Premier          $5 to Builder
Auto Investing                   $100 minimum/month       $1,000 minimum/month
Auto Withdrawal                  No charge                Not available
                                 $5,000 minimum balance
Direct Deposit                   No charge                Not available
Historical Account Information   Free                     $5 per request
Reinvestment from Glickenhaus    Free                     Free
  Sponsored Unit Investment
  Trusts

                              THE FUND'S MANAGEMENT


     Glickenhaus & Co. (the "Adviser"), which was founded in 1961, had approximately $5.5 billion under investment management as of December 31, 1997, including approximately $270 million of municipal securities. The Adviser is located at 6 East 43rd Street, New York, New York 10017. Seth M. Glickenhaus, a general partner of the Adviser and the President of the Fund, is a controlling person of the Adviser. The Adviser also acts as the Fund's Distributor. James R. Vaccacio is responsible for the day-to-day management of the Fund's portfolio. Mr. Vaccacio joined the Adviser as Manager of Municipal Trading in 1977. He assumed responsibility for managing the Fund's portfolio in 1988.



     The Administrator, BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services ("BISYS"), provides administrative services and personnel to the Fund. BISYS is located at 3435 Stelzer Road, Columbus, Ohio 43219.


                             HOW THE FUND IS MANAGED

     The Trustees of the Fund are responsible under the terms of its Agreement and Declaration of Trust, which is governed by Massachusetts law, for overseeing the conduct of the Fund's business.

     Under an Investment Advisory Agreement, subject to such policies as the Trustees may determine, the Adviser furnishes a continuing investment program for the Fund and makes investment decisions on the Fund's behalf. The Adviser places orders for the purchase and sale of securities for the Fund. In selecting broker-dealers, the Adviser may consider research and brokerage services furnished to the Adviser and its affiliates. Subject to seeking the most favorable price and execution available, the Adviser may consider sales of shares of the Fund as a factor in the selection of broker-dealers. The Fund pays fees to the Adviser at an annual rate of 0.4% of the first $100 million of average daily net assets and 0.3333% of any excess of such assets over $100 million.

     Subject to the control of the Trustees, the Administrator manages the Fund's other affairs and business. The Administrator is obligated to furnish the Fund with office space, administrative and certain other services and executive and other personnel necessary for the operation of the Fund. The Fund pays fees to the Administrator at an annual rate of 0.2% of the first $100 million of average daily net assets and 0.14% of any excess of such assets over $100 million. BISYS Fund Services, Inc., an affiliate of the Administrator, provides the Fund with certain accounting and related services for which it receives an additional fee in the monthly amount of $2,500. BISYS Fund Services, Inc. also acts as transfer and shareholder servicing agent of the Fund and receives additional compensation from the Fund for its services as such.

     Each of the Adviser and the Administrator pays all the compensation of officers and Trustees of the Fund who are also employees, officers, partners or directors of such firm or its affiliates.

     Expenses. The Fund pays all expenses not assumed by the Adviser and the Administrator, including, without limitation, auditing, legal, pricing of portfolio securities, custodial, state blue sky and shareholder reporting expenses. Because the Fund serves as a vehicle for the reinvestment of distributions from certain unit investment trusts (see `How to Buy Shares' below), the average dollar value of Builder Class shareholder accounts is smaller than for many other New York tax exempt bond funds. Smaller account size generally results in higher operating expenses. Builder Class expenses, as a percentage of Fund assets, are higher than Premier Class expenses.

     Expense Limitations. The Investment Advisory Agreement provides that the fee payable to the Adviser will be reduced to the extent that expenses of the Fund exceed the annual rate of 1.5% of the Fund's average net assets. The expenses subject to this limitation are exclusive of brokerage, interest, taxes and deferred organizational and extraordinary expenses. The Adviser has also agreed on a voluntary basis to limit the total expenses of each class of the Fund's shares to the annual rate of 1.5% of the class's average net assets. If the Adviser terminates this voluntary agreement, the Fund's Prospectus will be supplemented.

                         HOW THE FUND VALUES ITS SHARES


     The Fund calculates the net asset value of a share by dividing the total value of its assets, less liabilities, by the number of shares outstanding. Shares are valued as of the close of regular trading (normally at 4:00 p.m. Eastern time) on the New York Stock Exchange each day, Monday through Friday, on which the Exchange is open and on any other day on which there is sufficient trading in the Fund's portfolio securities to affect the net asset value of the shares of the Fund. The Fund may authorize additional computations at other times. The Fund will not calculate net asset value on certain holidays including New Year's Day, Martin Luther King Jr.'s Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Tax exempt securities (including New York Tax Exempt Bonds) are stated on the basis of valuations provided by an independent pricing service approved by the Trustees, which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. The Fund believes that reliable transaction prices are generally not readily available for purposes of valuing its portfolio securities. As a result, it is likely that most of the valuations provided by such pricing service will be based upon fair value determined on the basis of the factors listed above. Non tax-exempt securities for which prices are readily available are stated at market value (determined on the basis of the last reported sales price, or a similar means). Short-term investments that will mature in 60 days or less are stated at amortized cost, which approximates market value. All other securities and assets are valued at their fair value as determined in good faith under the direction of the Trustees.


                             DISTRIBUTIONS AND TAXES


     The Fund currently declares all of its net investment income as a distribution on each day it is open for business. Net investment income consists of interest accrued on portfolio investments of the Fund, less accrued expenses. Because the Premier and Builder Classes of shares bear different rates of transfer agency expenses, the net investment income per share, and the distributions per share, will be different for the two classes. Normally, the Fund pays distributions of net investment income monthly. The Fund will distribute at least annually all net realized capital gains, if any, after applying any available capital loss carryovers. Federal tax law also requires the Fund to distribute, prior to the end of each calendar year, virtually all of the Fund's ordinary income for the calendar year, and virtually all of the capital gain net income the Fund realizes in the twelve months prior to October 31 of that year and has not previously distributed, in order to avoid excise taxes on certain undistributed amounts.


     You begin earning distributions on the business day after the Fund receives payment for your shares. It is your responsibility to see that your dealer forwards payment promptly.

     You can choose from three distribution options:
     -- To reinvest all distributions in additional Fund shares;
     -- To receive distributions from net investment income in cash while reinvesting capital gains distributions in additional shares; or -- To receive all distributions in cash.

     If you elect to receive distributions in cash, and your checks are (1) returned and marked as "undeliverable" or

(2) remain uncashed for six months, your cash election will be changed automatically and your future dividend and capital gains distributions will be reinvested in the Fund at the per share net asset value determined as of the date of payment of the distribution. In addition, any undeliverable checks or checks that remain uncashed for six months will be canceled and will be reinvested in the Fund at the per share net asset value determined as of the date of cancellation.

     You can change your distribution option at any time by notifying the Administrator in writing. If you do not select an option when you open your account, all distributions will be reinvested. Distributions are reinvested at net asset value.


         The Fund intends to qualify each year as a `regulated investment company' under the Internal Revenue Code so that it does not pay federal taxes on income and capital gains distributed to shareholders. The Fund also intends to meet all IRS requirements necessary to ensure that it qualifies to pay `exempt-interest dividends,' which means that the Fund can pass on to shareholders the federal tax exempt and New York tax exempt status of its investment income. For federal income tax and New York State and City personal income tax purposes, your proportionate share of taxable distributions from the Fund's other net investment income and short-term capital gains, if any, will be taxable as ordinary income, whether received in cash or additional shares. Distributions designated by the Fund as deriving from net gains on securities held for more than one year but not more than 18 months and from net gains on securities held for more than 18 months will be taxable to you as such, regardless of how long you have held your Fund shares. Distributions by the Fund are not eligible for the dividends-received deduction for corporations. Income from certain private activity bonds issued after August 7, 1986 is an item of tax preference for purposes of the federal alternative minimum tax at the maximum rate of 28% for individuals and 20% for corporations. If the Fund invests in such private activity bonds, shareholders may become subject to the alternative minimum tax on that part of the Fund's distributions which is derived from interest income on such bonds. However, it is a fundamental policy of the Fund that distributions from interest income on such bonds, together with distributions of interest income on investments other than New York Tax Exempt Bonds, will normally not exceed 10% of the total amount of the Fund's income distributions.


     Interest on all tax exempt bonds is included in corporate `book income' for purposes of computing the alternative minimum tax applicable to corporations. Seventy-five percent of the excess of adjusted current income over the amount of income otherwise subject to the alternative minimum tax is added to the corporation's alternative minimum taxable income, potentially giving rise to alternative minimum tax liability.

     All tax exempt bonds issued after August 16, 1986 (September 1, 1986 in the case of certain bonds) are now subject to certain rules formerly applicable only to industrial development bonds. If the issuer of bonds issued after such date fails to observe these rules, the interest on the bonds could become taxable retroactive to the date the bonds were issued. Also, the tax-exempt nature of interest on municipal bonds generally could be affected by future changes in applicable law.

   Each year the Fund will send you tax information to help you report the prior calendar year's distributions on your federal income tax return. Redemptions by check, dealer or otherwise will be reported on Form 1099-B, as required by federal law. You should consult your tax adviser about any state or local taxes that may apply.

                         HOW THE FUND SHOWS PERFORMANCE

   The Fund may furnish data about the investment performance of the Premier and Builder Classes in advertisements, sales literature and reports to shareholders. `Total return' represents the annual percentage change in value of $1,000 invested at the net asset value per share of the relevant class for the one-, five and ten-year periods and since inception through the end of the most recent calendar quarter, assuming reinvestment of all distributions.

   The Fund calculates the yield of the Premier and Builder Classes in accordance with the Securities and Exchange Commission's standardized formula for the determination of mutual fund yield, under which the net investment income of the relevant class for a stated 30-day period is shown as a percentage of net asset value per share of that class at the end of the period. Unlike total return, yield does not reflect changes in the net asset value of shares of the Fund.

   From time to time, the Fund may include the effective yield of the Premier and Builder Classes as well as current yield (in each case accompanied by its total return) in information furnished to present or prospective shareholders and in advertisements. Effective yield assumes that a particular rate of current yield remains in effect for a full year and that all distributions of net investment income during the year are reinvested in additional shares of the relevant class. The Fund may also quote a taxable-equivalent yield for each class, which is calculated to show what yield an investor who is subject to income tax at a specified rate would need to realize on a fully taxable investment in order to achieve the same yield, after taxes, as the yield of the relevant class, after taxes, for a specified period.

   Information about the Fund's performance may also be included in sales literature relating to certain unit investment trusts sponsored by the Adviser. This information may include the incremental dollar amount or percentage of invested principal that a hypothetical investor would receive if the investor invested a specified amount of principal in a specified series of a unit investment trust on a specified date, and had his or her distributions from such series automatically invested in shares of Premier or Builder Classes under `sweep' arrangements made available by the Distributor, as compared to the dollar amount or percentage that the investor would receive if such unit investment trust distributions were paid out to the investor rather than invested in shares of the Fund.

   The total return and current yield of the Premier and Builder Classes may vary from time to time depending on market conditions, the composition of the Fund's portfolio and operating expenses. These factors and possible differences in the methods used in calculating yield should be considered when comparing the current yield of either class to yields published for other investment companies and other investment vehicles. Total return and yield should also be considered relative to changes in the value of the shares of the Premier and Builder Classes and the risks associated with the Fund's investment objectives and policies. At any time in the future, total returns and yields may be higher or lower than past total returns and yields and there can be no assurance that any historical total return or yield will continue.

                               HOW TO BUY SHARES


   You can buy Fund shares two ways -- through a participating dealer or through the Fund's Transfer Agent. Except as set forth below, the price per share is the net asset value next determined after the Transfer Agent receives your order.


   Through a participating dealer: Many investment dealers have a sales agreement with the Distributor and will be glad to accept your order. If you do not have a dealer, the Distributor can refer you to one.


   Through the Fund's Transfer Agent: Complete the enclosed application form and return it, along with a check payable to The Empire Builder Tax Free Bond Fund, P.O. Box 182486, Columbus, Ohio 43218-2486. Shares purchased by check may not be redeemed until payment of the shares has been collected, which may take up to fifteen days after purchase.



   Shares of the relevant class are sold at the net asset value next determined after the Transfer Agent receives your order. If you buy shares through your investment dealer, the dealer must send and the Transfer Agent must receive your order before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) to receive that day's net asset value. Third party or foreign checks will not be accepted.


   Investors in Empire State Municipal Exempt Trust, Empire Guaranteed Series and Empire Maximus AMT Series A, which are unit investment trusts sponsored by the Adviser, may automatically invest distributions from such unit investment trusts in shares of the Fund. As explained under `Features of the Premier and Builder Classes', these automatic reinvestments are not subject to the Fund's minimum investment amounts.

   In the interest of economy and convenience, certificates for shares are not issued.

                               HOW TO SELL SHARES


   You can redeem your shares to the Fund on any day the New York Stock Exchange is open, either directly to the Fund (by sending a letter) or through your investment dealer. The Fund will redeem only shares for which it has received payment. Shares purchased by check are not permitted to be redeemed until payment of the shares has been collected, which may take up to fifteen days after purchase.



   The Fund generally sends you payment for your shares the next business day. However, if shares are redeemed through an investment dealer, payment is made to that dealer. When you redeem shares, you may realize a capital gain or loss depending on the difference between what you paid for your shares and what you received for them.



   Under unusual circumstances, the Fund may suspend redemptions or postpone payment for up to seven days or longer, as permitted by federal securities law.



   Directly to the Fund: Send a signed letter of instruction or stock power form to The Empire Builder Tax Free Bond Fund, P.O. Box 182486, Columbus, Ohio
43218-

2486. Please reference your account number. The price you will receive is the net asset value for the relevant class next calculated after the Transfer Agent receives your request. For your protection and to protect shareholder accounts, the Fund and its Transfer Agent from fraud, if shares to be redeemed have a value of $25,000 or more, signature guarantees are required to enable the Transfer Agent to verify the identity of the person who has authorized a redemption from an account. (See `Signature Guarantees' below).



   The Transfer Agent usually requires additional documentation to sell shares registered in the name of a corporation, agent or fiduciary, or if you are a surviving joint owner. Contact the Transfer Agent at telephone 1-800-847-5886 for details.



   By check: Shareholders wishing to redeem shares by drawing checks on their accounts must first complete the signature card (and resolution, if the shareholder is not an individual) provided with the application contained in this Prospectus. Upon receiving the properly completed application, card and resolution, the Transfer Agent will provide you with checks drawn on Huntington National Bank. These checks may be made payable to the order of any person in the amount of $500 or more for the Builder Class and $5,000 or more for the Premier Class. When a check is presented for payment, a sufficient number of full and fractional shares in your account will be redeemed to cover the amount of the check.



   Shareholders utilizing checks will be subject to Huntington National Bank's rules governing checking accounts. You should make sure that there are sufficient shares in your account to cover the amount of any check drawn, since the net asset value of shares will fluctuate. If insufficient shares are in the account, the check will be returned marked `insufficient funds' and no shares will be redeemed. It is not possible to determine in advance the total value of an account so as to write a check for the value of the entire account, because dividends declared on shares held in the account or prior redemptions and possible changes in net asset value may cause the account to change in amount. Accordingly, you should not close your account by writing a check. Shareholders may not maintain an Automatic Withdrawal Program (see page 12) and utilize the check writing privilege at the same time.



   By telephone: You may elect to redeem shares by telephoning a redemption request to the Transfer Agent. For details, call 1-800-847-5886.



   Through a participating investment dealer: Your dealer must receive your request before the close of regular trading on the New York Stock Exchange and transmit it to the Transfer Agent before 4:00 p.m. Eastern time to receive that day's price. Your dealer will be responsible for furnishing all necessary documentation to the Transfer Agent, and may charge for its services.



Other Redemption Information: Requests must include the following documentation:
(a) a letter of instruction, if required, signed by all registered owners of the shares in the exact names in which they are registered; (b) any required signature guarantees (see `Signature Guarantees' below); and (c) other supporting legal documents, if required, in the case of estates, trusts, guardianships, custodianships, corporations, pension and profit sharing plans and other organizations.



Signature Guarantees: To protect shareholder accounts, the Fund and the Transfer Agent from fraud, signature guarantees are required to enable the Fund to verify the identity of the person who has authorized a redemption from an account. Signature guarantees are required for (a) all redemptions of more than $25,000,
(2) all redemptions where the proceeds are to be sent to someone other than the registered shareowner(s) and the registered address and (3) all requests to transfer ownership of shares. Signature guarantees may be obtained from certain eligible financial institutions, including the following: banks, trust companies, credit unions, securities brokers and dealers, savings and loan associations and participants in the Securities Transfer Association Medallion Program (`STAMP'), the Stock Exchange Medallion Program (`SEMP') or the New York Stock Exchange Medallion Signature Program (`MSP'). Further documentation, such as copies of corporate resolutions and instruments of authority, may be requested from corporations, administrators, executors, personal representatives, trustees or custodians to evidence the authority of the person or entity making the redemption request. Stock power forms are available from your investment dealer, the Transfer Agent and many commercial banks. Shareholders may contact the Transfer Agent at 1-800-847-5886 for further details.

                      HISTORY AND ORGANIZATION OF THE FUND

   The Fund was organized as a Massachusetts business trust on September 30, 1983. A copy of the Fund's Amended and Restated Agreement and Declaration of Trust is on file with the Secretary of State of The Commonwealth of Massachusetts.

     The Fund is a no-load, open-end, non-diversified management investment company with an unlimited number of authorized shares of beneficial interest which may, without shareholder approval, be divided into an unlimited number of series or classes of such shares. Shares of different series or classes can bear different levels of expenses. The Fund's shares are not presently divided into series. The Fund's shares are, however, currently divided into two classes, the Premier Class and the Builder Class. The two classes bear all Fund expenses pro rata based on the aggregate net asset value of the outstanding shares of the two classes, except that transfer agency costs are allocated between the two classes based on the number of shareholder accounts in each class. The other differences between the classes are described above under `Features of the Premier and Builder Classes.'


     Each share has one vote, with fractional shares voting proportionally. The Fund does not hold regular annual shareholders' meetings, although special meetings may be called from time to time. Shares are freely transferable, are entitled to dividends as declared by the Trustees, and, if the Fund were liquidated, would receive the net assets of the Fund. The Fund may suspend the sale of shares at any time and may refuse any order to purchase shares.



      If the balance in a shareholder's account is less than an amount set by the Trustees (currently 20 shares in the Builder Class), the Fund may close the account involuntarily and send the proceeds to the shareholder. A shareholder will receive at least 60 days' written notice before an account is closed (during which time he can avoid termination by increasing his share ownership above the minimum). The Fund may also redeem shares in an account in excess of an amount set from time to time by the Trustees. In the event such a maximum account size is adopted in the future, the Fund's Prospectus will be supplemented to describe it.



     Inquiries should be directed to The Empire Builder Tax Free Bond Fund, P.O. Box 182486, Columbus, Ohio 43218-2486 or telephone 1-800-847-5886.

                        THE FUND'S TRUSTEES AND OFFICERS


Trustees

SETH M. GLICKENHAUS,
* Chairman of the Board of Trustees
Senior Partner of Glickenhaus & Co.


EDWARD FALKENBERG, Trustee
Principal, ACME Real Estate


EDWARD A. KUCZMARSKI, Trustee
Certified Public Accountant and Partner,
Hays & Company


ELIZABETH B. NEWELL, Trustee
Trustee, International Preschools


JOHN P. STEINES, Trustee
Professor of Law, New York University
School of Law


Officers

SETH M. GLICKENHAUS
President of the Fund;
Senior Partner of Glickenhaus & Co.


MICHAEL J. LYNCH
Senior Vice President of the Fund;
Director, Unit Trust Department,
Glickenhaus & Co.


FRANK M. DEUTCHKI
Vice President of the Fund;
Regulation and Compliance Officer,
Administration and Regulatory Services,
BISYS Fund Services


GEORGETTE L. HORTON
Vice President of the Fund;
Director, Client Services,
BISYS Fund Services


THOMAS E. LINE
Treasurer of the Fund;
Vice President and Treasurer,
Tax and Financial Services,
BISYS Fund Services


ELLEN STOUTAMIRE
Secretary of the Fund;
Vice President, Legal Services,
BISYS Fund Services


MATTHEW CONSTANCIO
Assistant Secretary of the Fund;
Manager, Legal Services,
BISYS Fund Services


ALAINA V. METZ
Assistant Secretary of the Fund;
Chief Administrative Officer,
Administration and Regulatory Services,
BISYS Fund Services


                                      18

------------------------------
* Trustee who is an interested person of the Fund as that term is defined in the Investment Company Act of 1940.

                             [EMPIRE BUILDER LOGO]


                      Investment Adviser and Distributor
                               Glickenhaus & Co.
                              6 East 43rd Street
                           New York, New York 10017


                                 Administrator
                    BISYS Fund Services Limited Partnership
                           d/b/a BISYS Fund Services
                               3435 Stelzer Road
                             Columbus, Ohio 43219


                   Transfer and Shareholder Servicing Agent
                           BISYS Fund Services, Inc.
                               3435 Stelzer Road
                             Columbus, Ohio 43219


                                   Custodian
                       Investors Fiduciary Trust Company
                             127 West 10th Street
                          Kansas City, Missouri 64105

                                 Legal Counsel
                                 Ropes & Gray
                            One International Place
                          Boston, Massachusetts 02110


                            Independent Accountants
                           Coopers & Lybrand L.L.P.
                             100 East Broad Street
                             Columbus, Ohio 43215


                               Customer Service
                               3435 Stelzer Road
                             Columbus, Ohio 43219
                                1-800-847-5886



[FRONT COVER GRAPHIC SHOWING PENCIL AND STOCK REPORT]

THE
EMPIRE
BUILDER
TAX FREE
BOND
FUND

Builder Class
Premier Class


PROSPECTUS DATED June 26, 1998


[EMPIRE BUILDER LOGO]

                     THE EMPIRE BUILDER TAX FREE BOND FUND


                      Statement of Additional Information
                                 June 26, 1998




         This Statement of Additional Information contains material which may be of interest to investors but which is not included in the Prospectus of The Empire Builder Tax Free Bond Fund. This Statement is not a Prospectus and is authorized for distribution only when it accompanies or follows delivery of the Prospectus of the Fund dated June 26, 1998, as supplemented from time to time. This Statement should be read in conjunction with the Prospectus. Investors may obtain a free copy of the Prospectus from BISYS Funds Services, 3435 Stelzer Road, Columbus, OH 43219 or telephone 1-800-847-5886.


                               Table of Contents


                                                                           Page
Definitions..................................................................2
Investment Objective and Policies of the Fund................................2
Investment Restrictions of the Fund..........................................7
Management of the Fund.......................................................9
Determination of Net Asset Value............................................15
Fund Performance............................................................15
Purchase of Shares..........................................................18
Investment Programs.........................................................18
Taxes.......................................................................19
Automatic Withdrawal Program................................................21
Shareholder Liability.......................................................21
Independent Accountants.....................................................21
Financial Statements........................................................21
Custodian...................................................................22
Investment Ratings..................................................Appendix A

                                  DEFINITIONS

The "Fund"                                  The Empire Builder Tax Free Bond Fund

The "Adviser" or the "Distributor"          Glickenhaus & Co., the Fund's Adviser
                                            and Principal Underwriter

The "Administrator"                         BISYS Fund Services Limited Partnership d/b/a BISYS
                                            Fund Services, the Fund's Administrator

The "Transfer Agent" or "Fund               BISYS Fund Services, Inc.
Accounting Agent"

The "SEC"                                   The Securities and Exchange Commission


                 INVESTMENT OBJECTIVE AND POLICIES OF THE FUND

         The Fund's investment objective and its investment policies are described in the Prospectus. The investment objective of the Fund is to seek as high a level of current income exempt from federal income tax and New York State and City personal income taxes as is believed to be consistent with the preservation of capital. This Statement contains additional information about those policies and about certain miscellaneous investment practices in which the Fund may engage. The Fund is also subject to certain investment restrictions described below.

New York Tax Exempt Bonds

         As used in this Statement, the term "New York Tax Exempt Bonds" refers to debt securities the interest from which is, in the opinion of bond counsel, exempt from federal income tax and New York State and City personal income taxes (other than the possible incidence of any alternative minimum tax). New York Tax Exempt Bonds consist primarily of bonds of The State of New York, its political subdivisions (for example, counties, cities, towns, villages, districts and authorities) issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which certain New York Tax Exempt Bonds may be issued include refunding outstanding obligations, obtaining funds for general operating expenses, or obtaining funds to lend to public or private institutions for the construction of facilities such as educational, hospital and housing facilities. In addition, certain types of industrial development bonds and private activity bonds have been or may be issued by public authorities or on behalf of state or local governmental units to finance privately operated housing facilities, sports facilities, convention or trade show facilities, airport, mass transit, port or parking facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. Other types of industrial development and private activity bonds are used to finance the construction, equipment, repair or improvement of privately-operated industrial or commercial facilities. Industrial development bonds and private activity bonds are included within the term New York Tax Exempt Bonds if the interest paid thereon is, in the opinion of bond counsel, exempt from federal income tax and New York State and City personal income taxes (other than the possible incidence of any alternative minimum tax). The Fund may invest more than 25% of the value of its total assets in such bonds, but not more than 25% in bonds backed by nongovernmental users in any one industry (see "Investment Restrictions of the Fund"). However, as described in the Prospectus under "Distributions and Taxes," the income from certain private activity bonds is an item of tax preference for purposes of the federal alternative minimum tax, and it is a fundamental policy of the Fund that distributions from interest income on such private activity bonds, together with distributions of interest income on investments other than New York Tax Exempt Bonds, will normally not exceed 10% of the total amount of the Fund's income distributions.

         In addition, the term "New York Tax Exempt Bonds" includes debt obligations issued by other governmental entities (for example, U.S. territories) if such debt obligations generate interest income which is exempt from federal income tax and New York State and City personal income taxes (other than any alternative minimum taxes).

         There are, of course, variations in the credit quality of New York Tax Exempt Bonds, both within a particular classification and between classifications, depending on numerous factors (see Appendix A).

         Yields. The yields on New York Tax Exempt Bonds are dependent on a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the New York Tax Exempt Bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The ratings of Moody's and Standard & Poor's represent their opinions as to the quality of the New York Tax Exempt Bonds which they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, New York Tax Exempt Bonds with the same maturity, interest rate and rating may have different yields while New York Tax Exempt Bonds of the same maturity and interest rates with different ratings may have the same yield. Subsequent to its purchase by the Fund, an issue of New York Tax Exempt Bonds or other investment may cease to be rated or the rating may be reduced below the minimum rating required for purchase by the Fund. Neither event will require the elimination of an investment from the Fund's portfolio, but the Adviser will consider such an event as part of its normal, ongoing review of all the Fund's portfolio securities.

         "Moral Obligation" Bonds. The Fund does not currently intend to investing so-called "moral obligation" bonds, where repayment is backed by a moral commitment of an entity other than the issuer, unless the credit of the issuer itself, without regard to the "moral obligation," meets the investment criteria established for investments by the Fund.

         Additional Risks. Securities in which the Fund may invest, including New York Tax Exempt Bonds, are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the federal Bankruptcy Code, and laws, if any, which may be enacted by Congress or the New York legislature extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations. There is also the possibility that as a result of litigation or other conditions the power or ability of issuers to meet their obligations for the payment of interest and principal on their New York Tax Exempt Bonds may be materially affected or that their obligations may be found to be invalid and unenforceable.

         From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on debt obligations issued by states and their political subdivisions and similar proposals may be introduced in the future. If such a proposal were enacted, the availability of New York Tax Exempt Bonds for investment by the Fund and the value of the Fund's portfolio could be materially affected, in which event the Fund would reevaluate its investment objective and policies and consider changes in the structure of the Fund or dissolution.

Hedging Activities

         General Characteristics of Futures Contracts. The Fund may purchase and sell financial futures contracts and related options in order to hedge against a change in the values of securities that the Fund owns or expects to purchase.

         A futures contract sale generally creates an obligation by the seller to deliver the type of financial instrument called for in the contract in a specified delivery month for a stated price. (As described below, however, index futures contracts do not require actual delivery of the securities making up an index.) A futures contract purchase creates an obligation by the purchaser to take delivery of the underlying financial instrument in a specified delivery month at a stated price. The specific instruments delivered or taken, respectively, at settlement date are not determined until at or near that date. The determination is made in accordance with the rules of the exchange on which the futures contract sale or purchase was made. Futures contracts are traded only on commodity exchanges or boards of trade -- known as "contract markets" -- approved for such trading by the Commodity Futures Trading

Commission, and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market.

         Although most futures contracts by their terms call for actual delivery or acceptance of commodities or securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity and with the same delivery date. If the price of the initial sale of the futures contract exceeds the price of the offsetting purchase, the seller is paid the difference and realizes a gain. Conversely, if the price of the offsetting purchase exceeds the price of the initial sale, the seller realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the purchaser entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the purchaser realizes a gain, and if the purchase price exceeds the offsetting sale price, the purchaser realizes a loss. When the Fund purchases or sells a futures contract, it is required to deposit with the Fund's custodian an amount of cash and/or securities. This amount is known as "initial margin." Initial margin is similar to a performance bond or good faith deposit that is returned to the Fund upon termination of the contract, assuming the Fund satisfies its contractual obligations.

         Subsequent payments to and from the broker involved in the transaction occur on a daily basis in a process known as "marking to market." These payments are called "variation margin" and are made as the value of the futures contract fluctuates. For example, when the Fund has purchased a futures contract and the price of the underlying index or security has risen, that position may have increased in value, in which event the Fund would receive from the broker a variation margin payment equal to that increase in value. Conversely, when the Fund has purchased a futures contract and the price of the underlying index or security has declined, the position may be less valuable, in which event the Fund would be required to make a variation margin payment to the broker.

         When the Fund terminates a position in a futures contract, a final determination of variation margin is made, additional cash is paid by or to the Fund, and the Fund realizes a loss or a gain. Such closing transactions involve additional commission costs.

         Index futures contracts and options. An index futures contract is a contract to buy or sell units of a specified index at a specified future date at a price agreed upon when the contract is made. Entering into a contract to buy units of an index is commonly referred to as buying a contract or holding a long position in the index. Entering into a contract to sell units of an index is commonly referred to as selling a contract or holding a short position. A unit is based on the current value of the index. For example, the Municipal Bond Index futures contract currently traded on the Chicago Board of Trade is based on The Bond Buyer Municipal Bond Index (the "Index"). The Index is composed of 40 high quality tax-exempt bonds. The Index assigns relative weightings to the tax-exempt bonds included in the Index, and the Index fluctuates with changes in the market values of those bonds. The Municipal Bond Index futures contract trades in units equal to $1,000 times the value of the Index. Unlike futures contracts relating to a single specific security, which require the actual delivery of the underlying security at a future date, no delivery of the actual bonds making up the index will take place under an index futures contract. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being based on the difference between the contract price and the actual level of the Index at the expiration of the contract. For example, if the Fund enters into a futures contract to buy 50 units of the Index at a specified future date at a value of 90 and the value of the Index is 95 on that future date, the Fund will gain $250,000 (50 units times a gain of 5 times $1000). If the Fund enters into a futures contract to sell 50 units of the Index at a specified future date at a value of 90 and the value of the Index is 95 on that future date, the Fund will lose $250,000 (50 units times a loss of 5 times $1000).

         Options on index futures contracts are similar to options on securities except that options on index futures contracts give the purchaser the right in return for the premium paid to assume a position in an index futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell the specific securities, at the specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the index futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account maintained with respect to the option, which represents the amount by which the market price of the index futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the index futures contract. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made on the expiration date entirely in cash based on the difference between the exercise price of the option and the closing level of the index on which the futures contracts are based. Purchasers of options who fail to exercise their options prior to expiration suffer a loss of the premium paid.

         As an alternative to purchasing call and put options on an index futures contract, the Fund may purchase and sell call and put options on the underlying indices themselves to the extent that such options are traded on national securities exchanges. Such options would be used in a manner similar to the use of options on index futures contracts.


         Special Risks of Transactions in Futures Contracts and Related Options -- Hedging risks. There are several risks in connection with the use by the Fund of futures contracts and related options as a hedging device. One risk arises in connection with the use of index futures contracts and options because of the imperfect correlation between movements in the prices of the index futures contracts and movements in the prices of the securities that are the subject of the hedge. The Adviser will, however, attempt to reduce this risk by purchasing and selling, to the extent possible, futures contracts and related options on indices the movements of which are, in its judgment, likely to correlate closely with movements in the prices of the Fund's portfolio securities sought to be hedged. In addition to the degree of correlation to the prices of the Fund's portfolio securities, the Adviser will also consider the liquidity of the market in which the applicable futures contract is traded.


         Successful use of index futures contracts and related options by the Fund for hedging purposes is also subject to the Adviser's ability to predict correctly movements in the direction of the market. It is possible that, where the Fund has purchased put options on index futures contracts to hedge its portfolio against a decline in the market, the index on which the puts are purchased may advance and the value of securities held in the Fund's portfolio may decline. If this occurred, the Fund would lose money on the put options and also experience a decline in value of its portfolio securities. In addition, the prices of index futures and related options may not correlate perfectly with movements in the underlying index due to certain market distortions. First, all participants in the futures market are subject to margin deposit requirements. Such requirements may cause investors to close futures contracts through offsetting transactions which could distort the normal relationship between the index and futures markets. Second, the margin requirements in the futures market are less onerous than margin requirements in the securities market in general, and as a result the futures market may attract more speculators than the securities market does. Increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion, even a correct forecast of general market trends by the Adviser may still not result in a successful hedging transaction over a short time period. However, while this could occur to a certain degree, the Adviser believes that over time the value of the Fund's portfolio will tend to move in the same direction as the market indices which are intended to correlate with the price movements of the portfolio securities sought to be hedged.

         Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to the Fund when the purchase or sale of a futures contract would not, such as when there is no movement in the prices of the underlying securities or index. The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts.

         There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain market clearing facilities inadequate, and thereby result in the institution by exchanges of special procedures which may interfere with the timely execution of customer orders.

         Liquidity risks. To reduce or eliminate a hedge position held by the Fund, the Fund may seek to close out a position. The ability to establish and close out positions will be subject to the maintenance of a liquid secondary market. There can be no assurance that this market will exist when the Fund seeks to close a position. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain contracts or options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of contracts or options, or underlying securities;
(iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of contracts or options (or a particular class or series of contracts or options), in which event the secondary market on that exchange (or in the class or series of contracts or options) would cease to exist, although outstanding contracts or options on the exchange which had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

Miscellaneous Investment Practices


         Forward Commitments. New issues of New York Tax Exempt Bonds and other debt securities are often purchased on a "when issued" or delayed delivery basis, with delivery and payment for the securities normally taking place 15 to 45 days after the date of the transaction. The payment obligation and the interest rate that will be received on the securities are each fixed at the time the buyer enters into the commitment. The Fund may enter into such "forward commitments" if it holds, and maintains until the settlement date in a segregated account with the Fund's custodian, certain liquid obligations in an amount sufficient to meet the purchase price at all times. When the time comes to pay for when issued securities, the Fund will meet its obligations from its then available cash flow, from sale of the securities held in the segregated account or sale of other securities, or, although it would not ordinarily expect to do so, from sale of the when issued securities themselves (which may have a market value greater or less than the Fund's payment obligation). Forward commitments may be considered securities in themselves. They involve a risk of loss if the value of the New York Tax Exempt Bond or other security to be purchased declines prior to the settlement date; and because such risk is in addition to the risk of decline in value of the Fund's other assets, forward commitments may involve a form of leveraging. Although the Fund will generally enter into forward commitments with the intention of acquiring New York Tax Exempt Bonds or other securities for its portfolio, the Fund may dispose of a commitment prior to settlement if the Adviser deems it appropriate to do so.
The Fund may realize short-term profits or losses upon the sale of forward commitments.



         Portfolio Turnover. Portfolio transactions will be undertaken principally to accomplish the Fund's objective in relation to anticipated movements in the general level of interest rates, but the Fund may also engage in short-term trading consistent with its objective. The portfolio turnover for the fiscal years ended February 28, 1997 and February 28, 1998 was 181% and 201%, respectively.


         Securities may be sold in anticipation of a market decline (a rise in interest rates) or purchased in anticipation of a market rise (a decline in interest rates) and later sold. In addition, a security may be sold and another purchased at approximately the same time to take advantage of what the Adviser believes to be a temporary disparity in the normal yield relationship between the two securities. The Adviser believes that, in general, the secondary market for New York Tax Exempt Bonds is less liquid than that for taxable fixed-income securities. Accordingly, the ability of the Fund to make purchases and sales of securities in the foregoing manner may, at any particular time and with respect to any particular securities, be limited. Yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, due to such factors as changes in the overall demand for or supply of various types of New York Tax Exempt Bonds or changes in the investment objectives of investors.

         Repurchase Agreements. The Fund may enter into repurchase agreements with registered broker/dealers and with U.S. commercial banks with respect to not more than 10% of the value of its total assets (taken at current value) except when investing for temporary defensive purposes during times of adverse market conditions. A repurchase agreement is a contract under which the Fund would acquire a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund's cost plus interest). The seller's obligations are secured by collateral (which is marked to market on a daily basis) having a market value not less than the value of the securities purchased by the Fund plus accrued interest. In the event of a bankruptcy or other default of the seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and losses including (a) possible decline in the value of the collateral during the period while the Fund seeks to enforce its rights thereto, (b) possible sub-normal levels of income during this period and (c) expenses of enforcing its rights. If a repurchase agreement is treated as a securities loan, the Fund will not have title to the collateral. Although the Fund may enter into repurchase agreements with respect to any securities which it may acquire consistent with its investment policies and restrictions, it is the Fund's present intention to enter into repurchase agreements only with respect to obligations of the U.S. government or its agencies or instrumentalities.

                                   .........

         Except as described below under "Investment Restrictions of the Fund" and except for (1) the policy that under normal market conditions at least 90% of the Fund's income distributions will be exempt from federal income tax and New York State and City personal income taxes and (2) the policy that Fund distributions from interest income on "private activity bonds" the income from which is an item of tax preference for purposes of the federal alternative minimum tax for individuals, together with distributions of interest income on investments other than New York Tax Exempt Bonds, will not normally exceed 10% of the total amount of the Fund's income distributions, the investment policies described in the Prospectus and in this Statement are not fundamental and the Trustees may change such policies without an affirmative vote of a "majority of the outstanding voting securities" of the Fund, as defined below. As a matter of policy, the Trustees would not change the Fund's investment objective without such a vote.

                      INVESTMENT RESTRICTIONS OF THE FUND

         As fundamental investment restrictions, which may not be changed without a vote of a majority of the outstanding voting securities of the Fund, the Fund will not:

                  (1) Borrow money in excess of 10% of the value (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) at the time the borrowing is made, and then only from banks as a temporary measure to facilitate the meeting of redemption requests (not for leverage) which might otherwise require the untimely disposition of portfolio investments or for extraordinary or emergency purposes. (Such borrowings will be repaid before any additional investments are made.)

                  (2) Pledge, hypothecate, mortgage or otherwise encumber its assets in excess of 10% of the value of its total assets (taken at the lower of cost or current value) and then only to secure borrowings permitted by restriction (1) above. For the purposes of this restriction, collateral arrangements with respect to margin for financial futures (including securities index futures) contracts, options on such futures contracts and options on securities indexes are not deemed to be pledges of assets.

                  (3) Purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities, but it may make margin payments in connection with financial futures (including securities index futures) contracts, options on such futures contracts or options on securities indexes.

                  (4) Make short sales of securities or maintain a short position for the account of the Fund unless at all times when a short position is open it owns an equal amount of such securities or owns securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short.

                  (5) Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under federal securities laws.

                  (6) Purchase or sell real estate, although it may purchase securities which are secured by or represent interests in real estate.

                  (7) Purchase or sell commodities or commodity contracts, except financial futures (including securities index futures) contracts and related options.

                  (8) Make loans, except by purchase of debt obligations in which the Fund may invest consistent with its investment policies, and through repurchase agreements.

                  (9) Invest in securities of any issuer if, to the knowledge of the Fund, officers and Trustees of the Fund or officers and directors of the Adviser who beneficially own more than 1/2 of 1% of the securities of that issuer together own more than 5%.

                  (10) Invest in the securities of any issuer if, immediately after such investment, more than 5% of the value of the total assets of the Fund taken at current value would be invested in the securities of such issuer; provided that this limitation does not apply either to obligations issued or guaranteed as to interest and principal by the U.S. government or its agencies or instrumentalities or to New York Tax Exempt Bonds.

                  (11) Purchase securities restricted as to resale, if, as a result, such investments would exceed 5% of the value of the Fund's net assets.

                  (12) Purchase securities (other than securities of the U.S. government, its agencies or instrumentalities or New York Tax Exempt Bonds, except obligations backed only by the assets and revenues of nongovernmental users) if as a result of such purchases more than 25% of the value of the Fund's total assets would be invested in any one industry.

                  (13) Acquire more than 10% of the voting securities of any issuer.

                  (14) Issue any class of securities which is senior to the Fund's shares of beneficial interest except to the extent that borrowings permitted by investment restriction (1) are deemed to involve the issuance of such securities.

                  (15) Invest in (a) securities which in the opinion of the Fund's investment adviser at the time of such investment are not readily marketable, (b) securities the disposition of which is restricted under federal securities laws (as described in fundamental restriction 11 above) and (c) repurchase agreements maturing in more than seven days, if, as a result, more than 10% of the Fund's total assets (taken at current value) would be invested in the aggregate in securities described in (a), (b) and (c) above.

         It is contrary to the Fund's present policy, which may be changed without shareholder approval, to:

                  (1) Invest in the securities of other investment companies, except shares of other open-end management investment companies purchased on a no-load basis or by purchases in the open market involving only customary brokers' commissions or in connection with a merger, consolidation or similar transaction. (Under the Investment Company Act of 1940, the Fund generally may not (a) invest more than 10% of its total assets (taken at current value) in such securities;
         (b) own securities of any one investment company having a value in excess of 5% of the Fund's total assets (taken at current value); or
         (c) own more than 3% of the outstanding voting stock of any one investment company.)

                  (2) Purchase options or puts, calls, straddles, spreads or combinations thereof, except that the Fund may buy and sell call and put options on financial futures (including securities index futures) contracts and on securities indexes; in connection with the purchase of fixed-income securities, however, the Fund may acquire attached warrants or other rights to subscribe for securities of companies issuing such fixed-income securities or securities of parents or subsidiaries of such companies. (The Fund's investment policies do not currently permit it to exercise warrants or rights with respect to equity securities.)

                  (3) Invest in securities of any issuer if the party responsible for payment, together with any predecessor, has been in operation for less than three years, and, as a result of the investment, the aggregate of such investments would exceed 5% of the value of the Fund's total assets; provided, however, that this restriction shall not apply to any obligation of the United States or its agencies or for the payment of which is pledged the faith, credit and taxing power of any person authorized to issue New York Tax Exempt Bonds.

                  (4) Buy or sell oil, gas or other mineral leases, rights or royalty contracts.

                                   .........

         All percentage limitations on investments will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.

         As provided in the Investment Company Act of 1940, a "vote of a majority of the outstanding voting securities" of the Fund means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or
(2) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares of the Fund are represented at the meeting in person or by proxy.

                            MANAGEMENT OF THE FUND


         The following table shows information concerning the Trustees and principal officers of the Fund, including their principal occupation for at least the past 5 years.


Trustees and Officers (Age)


Seth M. Glickenhaus* (84)
6 East 43rd Street
New York, New York  10017


Trustee, Chairman of the Board and President of the Fund; Senior Partner of Glickenhaus & Co.


Edward A. Falkenberg (57)
23 Oak Lane
Scarsdale, New York  10583


Trustee of the Fund; Principal, ACME Real Estate; Trustee, Burke Rehabilitation Hospital and Milford School; formerly, Vice President and Controller, Joseph E. Seagram & Sons, Inc.; Controller, Seagram Company Ltd.



Edward A. Kuczmarski (48)
477 Madison Avenue, 10th Floor
New York, New York  10022


Trustee of the Fund; Director of New York Daily Tax-Free Income Fund, Inc.; Certified Public Accountant and Partner, Hays & Company.

Elizabeth B. Newell  (57)
130 East End Avenue
Apartment 1C
New York, New York  10028



Trustee of the Fund; Director of New York Daily Tax-Free Income Fund, Inc.; Trustee, International Preschools.



John P. Steines  (49)
40 Washington Square South
New York, New York  10012



Trustee of the Fund; Director of New York Daily Tax-Free Income Fund, Inc.; Professor of Law, New York University School of Law.



Michael J. Lynch (35)
6 East 43rd Street
New York, New York 10017


Senior Vice President of the Fund; Director, Unit Trust Department, Glickenhaus & Co.; formerly, Divisional Vice President/Desk Supervisor, Unit Investment Trust at PaineWebber.


Frank M. Deutchki (44)
3435 Stelzer Road
Columbus, OH  43219


Vice President of the Fund; Regulation and Compliance Officer, Administration and Regulatory Services, BISYS Fund Services; formerly, Vice President and Audit Director at Mutual Funds Service Company .


Georgette L. Horton (32)
125 West 55th Street
11th Floor
New York, New York  10019


Vice President of the Fund; Director, Client Services, BISYS Fund Services; formerly, Assistant Vice President, Regional Sales for PaineWebber; Portfolio Management Assistant for Eaton Vance Management.


Thomas E. Line (31)
3435 Stelzer Road
Columbus, OH  43219



Treasurer of the Fund; Vice President & Treasurer, Tax and Financial Services, BISYS Fund Services; formerly, Audit Senior Manager, KPMG Peat Marwick LLP.

Ellen F. Stoutamire (49)
3435 Stelzer Road
Columbus, OH  43219


Secretary of the Fund; Vice President, Legal Services, BISYS Fund Services; formerly, Associate Counsel for Franklin Templeton Mutual Funds; Vice President and General Counsel for Pioneer Western Corporation.


Alaina V. Metz (31)
3435 Stelzer Road
Columbus, OH  43219


Assistant Secretary of the Fund; Chief Administrative Officer, Administration and Regulatory Services, BISYS Fund Services; formerly, Supervisor of Blue Sky Department at Alliance Capital Management L.P.


Matthew A. Constancio (33)
3435 Stelzer Road
Columbus, OH  43219



Assistant Secretary of the Fund; Manager, Client Legal Services, BISYS Fund Services; formerly, Mutual Fund Administrator, Payden & Rygel Investment Group.


------------------
* Trustee who is an "interested person" of the Fund as that term is defined in the Investment Company Act of 1940.

         The Fund's Agreement and Declaration of Trust provides that the Fund will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Fund, except if it is determined in the manner specified in the Agreement and Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Fund or that such indemnification would relieve any officer or Trustee of any liability to the Fund or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. The Fund, at its expense, will provide liability insurance for the benefit of its Trustees and officers.

                             DIRECTOR COMPENSATION
 (the following table shows the compensation paid by the Fund to the Trustees for fiscal year 1998)


                                                     Pension or Retirement                             Total Compensation
                                  Aggregate           Benefits Accrued as          Estimated           from Registrant and
                                 Compensation        Part of Fund Expenses      Annual Benefits           Fund Complex
Name of Trustee              from the Registrant                                Upon Retirement         Paid to Trustees
Seth M. Glickenhaus                   $0                      $0                       $0                      $0

Edward Falkenberg                 $5,500.00                   $0                       $0                   $5,500.00

Edward A. Kuczmarski              $5,500.00                   $0                       $0                   $5,500.00

Elizabeth B. Newell               $5,500.00                   $0                       $0                   $5,500.00

John P. Steines                   $5,500.00                   $0                       $0                   $5,500.00

         Trustees of the Fund not affiliated with the Adviser or BISYS Fund Services receive an annual fee of $3,000, and an additional fee of $500 for each Trustees' meeting attended. Trustees who are not interested persons of the Fund and who serve on committees of the Trustees receive additional fees for attendance at committee meetings. The Fund provides no pension or retirement benefits to its Trustees or former Trustees. As of June 1, 1998, to the knowledge of the Administrator, the Officers and the Trustees of the Fund, as a group, own less than 1% of the outstanding voting shares of the Fund.


         Messrs. Glickenhaus, Constancio, Deutchki, Line and Lynch and Mmes. Horton, Stoutamire and Metz, as partners, officers, employees or shareholders of the Adviser or the Administrator, will benefit indirectly from the fees paid by the Fund to the Adviser or the Administrator.


Investment Adviser


         Glickenhaus & Co. (the "Adviser") was founded in 1961 by Seth M. Glickenhaus, who is Chairman of the Board and President of the Fund and a controlling person of the Adviser. The Adviser managed approximately $5.5 billion of equity and fixed-income securities as of December 31, 1997, and acts as a securities broker-dealer and as sponsor of Empire State Municipal Exempt Trust, Empire Guaranteed Services and Empire Maximus AMT Series A, which are unit investment trusts.


         The Adviser serves as the Fund's investment adviser pursuant to an Investment Advisory Agreement with the Fund dated as of July 1, 1988. Pursuant to the Investment Advisory Agreement, the Adviser provides investment research, advice and supervision to the Fund and is responsible for formulating a continuous program for investment of the Fund's assets, subject to the general supervision of the Fund's Trustees. The Adviser places orders for all purchases and sales of the Fund's portfolio securities. The Adviser also compensates its own partners and employees who serve as trustees or officers of the Fund.


         The compensation payable to the Adviser under the Investment Advisory Agreement is a monthly fee based on the average net asset value of the Fund, as determined at the close of each business day during the month, at the following annual rates: 0.4% of the first $100,000,000 of average daily net asset value and 0.3333% of any excess of average daily net assets over $100,000,000. The Adviser's compensation under the Investment Advisory Agreement is subject to reduction to the extent that in any year the Fund's expenses, including the Adviser's fee, exceed the lesser of (i) 1.5% of the Fund's average annual net assets or (ii) any expense limitation on investment company expenses imposed by any statute or regulatory authority of any jurisdiction in which shares of the Fund are qualified for offer and sale. The term "expenses" is defined in the statutes or regulations of such jurisdictions, and, generally speaking, excludes brokerage commissions, taxes, interest and extraordinary expenses.


         The Fund pays all expenses not assumed by the Adviser, including, without limitation, auditing, legal, pricing of portfolio securities, custodial, shareholder servicing, shareholder reporting, registration and blue sky expenses.

         As indicated under "Portfolio Transactions," the Adviser may place Fund portfolio transactions with broker/dealers who furnish the Adviser, without cost to the Adviser, certain research, statistical and quotation services of value to the Adviser and its affiliates in advising the Fund and other clients. In so doing, the Adviser may cause the Fund to pay greater brokerage commissions than it might otherwise pay. See "Portfolio Transactions."

         The Investment Advisory Agreement provides that the Adviser shall not be subject to any liability to the Fund or to any shareholder of the Fund for any act or omission in the course of or connected with rendering services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties on the part of the Adviser.

         The Agreement may be terminated without penalty by vote of the Trustees or the shareholders of the Fund, or by the Adviser, on not less than 60 days' written notice. It may be amended only with a vote of the shareholders of the Fund. The Agreement also terminates without payment of any penalty in the event of its assignment, as such term is defined in the Investment Company Act of 1940. The Agreement provides that it will continue in effect only so long as such continuance is approved at least annually by vote of either the Trustees or the shareholders and, in either case, by a majority of the Trustees who are not "interested persons" of the Adviser or the Fund cast in person at a meeting called for such purpose. In each of the foregoing cases, the vote of the shareholders required is the affirmative vote of a "majority of the outstanding voting securities" as defined in the Investment Company Act of 1940.


         For the fiscal years ended February 29, 1996, February 28, 1997, and February 28, 1998, the Fund paid the Adviser $446,694, $458,454 and $464,929, respectively, in fees.



         Voluntary Expense Limitation. The Adviser has voluntarily agreed, until further notice to the Fund, to limit the total expenses of each class of the Fund to the annual rate of 1.5% of the Fund's average net assets of such class. In the event the Adviser terminates its voluntary agreement, the Fund's Prospectus will be supplemented.


Portfolio Transactions

         Investment Decisions. Investment decisions for the Fund and for the other investment advisory clients of the Adviser are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In some instances, one client may sell a particular security to another client. It also happens that two or more clients simultaneously buy or sell the same security, in which event each day's transactions in such security are, insofar as possible, averaged as to price and allocated between such clients in a manner which in the opinion of the Adviser is equitable to each and in accordance with the amount being purchased or sold by them. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients.

       Brokerage and Research Services. It is anticipated that most purchases and sales of portfolio investments will be with underwriters of or dealers in New York Tax Exempt Bonds and other tax-exempt securities, acting as principal. Accordingly, it is not anticipated that the Fund will pay significant brokerage commissions. There is generally no stated commission in the case of securities traded in the over-the-counter markets, where most of the Fund's portfolio transactions will be effected, but the price paid by the Fund usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by the Fund includes a disclosed, fixed commission or discount retained by the underwriters or dealer.

         The Adviser will place all orders for the purchase and sale of portfolio securities for the Fund and will buy and sell securities for the Fund through a substantial number of dealers. In so doing, the Adviser will use its best efforts to obtain for the Fund the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions as described below. In seeking the most favorable price and execution, the Adviser, having in mind the Fund's best interests, considers all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the dealer involved and the quality of service rendered by the dealer in other transactions.

         It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research, statistical and quotation services from dealers that execute portfolio transactions for the clients of such advisers. Consistent with this practice, the Adviser will receive research, statistical and quotation services from many dealers with which the Adviser places the Fund's portfolio transactions. These services, which in some instances may also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Some of these services are of value to the Adviser in advising various of its clients (including the Fund), although not all of these services are necessarily useful and of value in managing the Fund. The management fee paid by the Fund is not reduced because the Adviser receives such services.

         As permitted by Section 28(e) of the Securities Exchange Act of 1934 and by the Investment Advisory Agreement, the Adviser may cause the Fund to pay a dealer which provides "brokerage and research services" (as defined in such Act) to the Adviser an amount of disclosed commission for effecting a securities transaction for the Fund in excess of the commission which another dealer would have charged for effecting that transaction. The Adviser's authority to cause the Fund to pay any such greater commissions is subject to such policies as the Trustees may adopt from time to time.

         Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc. and subject to seeking the most favorable price and execution available and such other policies as the Trustees may determine, the Adviser may consider sales of shares of the Fund as a factor in the selection of dealers to execute portfolio transactions for the Fund.

         Pursuant to conditions set forth in rules of the SEC, the Fund may purchase securities from an underwriting syndicate of which the Adviser is a member (but not from the Adviser itself). Such conditions relate to the price and amount of the securities purchased, the commission or spread paid, and the quality of the issuer. The rules further require that such purchases take place in accordance with procedures adopted and reviewed periodically by the Trustees, particularly those Trustees who are not "interested persons" of the Fund.

         In addition, subject to the provisions of the Investment Company Act of 1940 and to policies of the Trustees adopted from time to time, the Adviser may also act as agent in connection with the purchase and sale of portfolio securities which are not effected on a stock exchange. Under such circumstances, the Adviser would receive and retain a commission from the Fund for its services.


         During the fiscal years ended February 29, 1996, February 28, 1997 and February 28, 1998, the Fund paid no brokerage commissions.


Administrator, Fund Accounting Agent and Transfer Agent


         Pursuant to an Administration Agreement dated as of October 1, 1996, the Administrator provides various administrative services and personnel necessary for the operations of the Fund. For providing such services and personnel, the Administrator receives a monthly fee, based on the average net asset value of the Fund, calculated daily, at the following rates: 0.2% of the first $100,000,000 of the Fund's average net assets and 0.14% of any excess of Fund average net assets over $100,000,000. For the fiscal years ended February 29, 1996, February 28, 1997 and February 28, 1998, respectively, the Fund paid the Administrator and its predecessor Furman Selz, LLC $223,340, $228,434 and $227,275 in fees under the Administration Agreement (or a predecessor agreement).



         The Fund Accounting Agent provides the Fund with certain accounting and related services, pursuant to a Fund Accounting Agreement dated as of October 1, 1996. For its services under the Fund Accounting Agreement, the Fund Accounting Agent receives from the Fund a monthly fee of $2,500 plus reimbursement for out of pocket expenses. For the fiscal years ended February 29, 1996, February 28, 1997 and February 28, 1998, the Fund paid the Fund Accounting Agent and its predecessor Furman Selz, LLC $42,295, $42,592 and $45,145, respectively, in fees and expenses under the Fund Accounting Agreement (or a predecessor agreement).



         During the fiscal years ended February 29, 1996, February 28, 1997 and February 28, 1998, the Transfer Agent and its predecessor Furman Selz, LLC received $167,281, $199,904 and $200,111, respectively, as compensation from the Fund for serving as the Fund's Transfer Agent. Since April 15, 1996, the Fund's shares have been divided into two classes: the Premier Class and the Builder Class. The transfer agency fees associated with each Class are allocated to that Class. The transfer agency fee is a specified dollar amount per shareholder account and is the same for each Class. Since the average size of Premier Class accounts is higher than for Builder Class accounts, the Premier Class bears lower transfer agency fees as a percentage of the aggregate net assets of the class.

Principal Underwriter


         The Distributor is the principal underwriter of shares of the Fund, which are continuously offered. The Distributor is not obligated to sell any specific amount of shares of the Fund and will purchase shares for resale only against orders for shares. The Fund pays the cost of typesetting for its prospectuses and the cost of printing and mailing prospectuses sent to existing shareholders. The Distributor pays the cost of printing and distributing all other prospectuses. Since January 1995, shares of the Fund have been offered on a no-load basis.


                       DETERMINATION OF NET ASSET VALUE


         Net asset value per share of the Fund will be determined once on each day on which the New York Stock Exchange is open, as of the close of regular trading on the Exchange (normally 4:00 p.m. Eastern time), and on any other day on which there is sufficient trading in the Fund's portfolio securities to affect the net asset value of shares of the Fund, if shares of the Fund are either sold or repurchased or redeemed on such day, in the following manner: Tax exempt securities (including New York Tax Exempt Bonds) will be stated on the basis of valuations provided by an independent pricing service, approved by the Trustees, which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. At the date of this Statement, this service is furnished by Muller Data Services Inc. The Fund believes that reliable market quotations are generally not readily available for purposes of valuing tax exempt securities. As a result, depending on the particular tax exempt securities owned by the Fund, it is likely that most of the valuations for such securities will be based upon fair value determined under the foregoing procedures, which have been approved by the Trustees. Tax exempt and non tax exempt securities for which market quotations are readily available will be stated at market value, which is currently determined using the last reported sale price, or, if no sales are reported -- as in the case of most securities traded over-the-counter -- the last reported bid price, except that U.S. government securities will be stated at the mean between the last reported bid and asked prices. Short-term notes having remaining maturities of 60 days or less will be stated at amortized cost, which approximates market. All other securities and other assets will be valued at fair value using methods approved in good faith by the Trustees. Liabilities will be deducted from the total, and the resulting amount will be divided by the number of shares outstanding.



         Generally, trading in certain securities, such as tax exempt securities, corporate bonds, U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in determining the net asset value of the Fund's shares are computed as of such times. Occasionally, events affecting the value of such securities may occur between such times and the close of the Exchange which will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair market value as determined in good faith under procedures approved by the Trustees.


                               FUND PERFORMANCE


         Total Return. As summarized in the Prospectus, total return is a measure of the change in value of an investment in a class of shares of the Fund over the period covered, which assumes that any dividends or capital gains distributions are automatically reinvested in the shares of the same class rather than paid to the investor in cash. A Fund's average annual total return is determined by finding the average annual compounded rates of return over 1, 5 and 10 year periods (or, if shorter, the period since inception of the Fund) that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes that all dividends and distributions are reinvested when paid. The quotation assumes a complete redemption at the end of each 1, 5 and 10 year period (or, if shorter, the period since inception of the Fund) and the deduction of all applicable Fund expenses on an annual basis. Average annual total return is calculated according to the following formula:

                  P ( l + T )n  =  ERV


         where:       P      =   a hypothetical initial payment of $1,000.
                      T      =   the average annual total return.
                      n      =   the number of years.
                      ERV    =   the ending redeemable value of a hypothetical
                                 $1,000 payment made at the beginning of the period.


         Total return may be stated with or without giving effect to any expense limitations in effect for the Fund. Because of the lower expense ratio of the Premier Class, the Premier Class will generally have a higher total return than the Builder Class.


         The following tables set forth the average annual total returns for each class of shares of the Fund for certain time periods ended February 28, 1998.



                                                              The Empire Builder Tax Free Bond Fund - Builder Class
One Year......................................................                          7.82%
Five Years....................................................                          5.48%
Ten Years.....................................................                          7.07%

                                                              The Empire Builder Tax Free Bond Fund - Premier Class
One Year......................................................                          8.08%
Since Inception (April 15, 1996)..............................                          7.86%



         Yield and Tax-Equivalent Yield. In addition to total return, Fund may quote performance in terms of a 30-day yield for each class of shares. The yield figures provided will be calculated according to a formula prescribed by the Securities and Exchange Commission and can be expressed as follows:



                  YIELD  =  2 [ (  a - b  + 1 )(6) - 1 ]
                                  -------
                                    cd


          where:      a    =   dividends and interest earned during the period.
                      b    =   expenses accrued for the period (net of any
                               reimbursements).
                      c    =   the average daily number of shares outstanding
                               during the period that were entitled to receive
                               dividends.
                      d    =   the maximum offering price per share on the last
                               day of the period.



         For the purpose of determining the interest earned (variable "a" in the formula) on debt obligations that were purchased by a Fund at a discount or premium, the formula generally calls for amortization of the discount or premium; the amortization schedule will be adjusted monthly to reflect changes in the market value of the debt obligations.


         Under this formula, interest earned on debt obligations for purposes of "a" above, is calculated by (1) computing the yield to maturity of each obligation held by a Fund based on the market value of the obligation (including actual accrued interest) at the close of business on the last day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest), (2) dividing that figure by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest as referred to above) to determine the interest income on the obligation in the Fund's portfolio (assuming a month of 30 days) and (3) computing the total of the interest earned on all debt obligations during the 30-day or one month period. Undeclared earned income, computed in accordance with generally accepted accounting principles, may be subtracted from the maximum offering price calculation required pursuant to "d" above.

         Each class's yield will vary from time to time depending upon market conditions, the composition of the Fund's portfolio and operating expenses of the class. These factors, possible differences in the methods used in calculating yield (in the case of investment vehicles that are not registered investment companies) and the tax exempt status of distributions should be considered when comparing the Fund's yields to yields published for other investment companies and other investment vehicles. Yields should also be considered relative to changes in the value of the Fund's shares and to the relative risks associated with the investment objective and policies of the Fund. Yields may be stated with or without giving effect to any expense limitations in effect for the Fund.

         The Fund may also advertise a tax-equivalent yield for each class, calculated as described above except that, for any given tax bracket, net investment income will be calculated using as gross investment income an amount equal to the sum of (i) the tax-exempt income of the Fund divided by the difference between 1 and the effective federal, federal and state or federal, state and local income tax rate for taxpayers in that tax bracket plus (ii) any taxable income of the Fund. Because of the lower expense ratio of the Premier Class, the Premier Class will generally have a higher yield than the Builder Class.


         Based on the foregoing calculations, the 30-day yield and tax-equivalent yield for the Builder Class of the Fund were 3.13% and 5.94%, respectively, for the period ended February 28, 1998. The 30-day yield and, respectively tax-equivalent yield for the Premier Class of the Fund were 3.54% and 6.72%, respectively, for the period ended February 28, 1998. The tax-equivalent yield is based upon the combined city, state and federal tax marginal rate assumption of 47.3%.


         Comparisons. From time to time, in advertising and marketing literature, in connection with communicating its performance to current or prospective shareholders, the Fund may compare its performance to the performance of various indexes. The indexes used may include, but are not limited to, Lehman Brothers Municipal Bond Index, Bloomberg, Bond Buyer 40 and other bond or equity indexes. Since there are different methods of calculating performance, investors should consider the effects of the methods used to calculate performance when comparing performance of the Fund with performance quoted with respect to other investment companies or types of investments.


         The Fund's performance may also be compared to the performance of broad groups of mutual funds with similar investment goals, as tracked by independent organizations such as Investment Company Data, Inc., Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Morningstar, Inc. and Value Line Mutual Fund Survey. When these organizations' tracking results are used, the Fund will be compared to the appropriate fund category, according to fund objective and portfolio holdings.


         The Fund may also be compared to funds with similar volatility, as measured statistically by independent organizations. The statistical measures known as beta and standard deviation may be used for measuring the Fund's relative risk. Beta is a measure of the volatility of the value of a Fund share in relation to the volatility of a market index of securities. The value assigned to the market index is 1.00. A fund with a beta of 1.20 during a specified period experienced net asset value fluctuation 20% greater than the price fluctuation of the index during the same period, and was therefore 1.20 times as volatile as the index. Conversely, a fund with a beta of 0.80 was only 80% as volatile as the index. Standard deviation measures the Fund's short-term fluctuations in share value independent of the market. A fund with a high standard deviation fluctuated more in share value than one with a low standard deviation. Beta and standard deviation are measures of price volatility during a specified past period, and should not be regarded as predictions of future volatility.

         The Fund may also compare its performance against the U.S. Bureau of Labor Statistics Consumer Price Index, which is a statistical measure of changes over time in the prices of goods and services in major U.S. household expenditure groups.

         General. At any time in the future, yields and total return may be higher or lower than past yields and total return and there can be no assurance that past results will continue.

         Investors in the Fund are specifically advised that share prices, expressed as the net asset value per share, will vary just as yields will vary. An investor's focus on the yield of the Fund to the exclusion of the consideration of the share price of the Fund may result in the investor's misunderstanding the total return he or she may derive from the Fund.

                              PURCHASE OF SHARES

         The Prospectus contains a general description of how investors may buy shares of the Fund. This Statement contains additional information which may be of interest to investors.

         The Fund's shares may be purchased from broker/dealers who are members of the National Association of Securities Dealers, Inc. and have sales agreements with the Distributor ("Qualified Dealers") in states where shares are qualified for offer and sale. The price of shares to the investor is the net asset value for the relevant class of shares next determined after acceptance of an order by the Transfer Agent. The net asset value of each class is computed once daily on each day that the New York Stock Exchange is open as of the close of regular trading (the "closing time") on the Exchange. At the date of this Statement of Additional Information, the close of regular trading is normally 4:00 p.m., Eastern time, but this time may be changed. The net asset values so determined become effective at the New York Stock Exchange closing time. Orders for shares of the Fund received by Qualified Dealers prior to the New York Stock Exchange closing time are confirmed by the Transfer Agent at the relevant net asset value determined as at such closing time, provided the order is received and accepted by the Transfer Agent prior to its close of business. It is the responsibility of the dealer to transmit such orders so that they will be received by the Transfer Agent prior to its close of business at 4:00 p.m. Eastern time. Orders received by Qualified Dealers subsequent to the New York Stock Exchange closing time will be confirmed at the relevant net asset value determined as at the closing time on the next day the New York Stock Exchange is open. The Distributor will purchase shares from the Fund at net asset value and sell them to Qualified Dealers.

                              INVESTMENT PROGRAMS

                  Investment Account. When a shareholder makes an initial investment in the Fund, an open account (hereinafter referred to as an "Investment Account") will be established for him, her or it on the books of the Fund by the Administrator.

                  For the Builder Class, the minimum investment to open an account is $1,000. The minimum for additional investments in an account is $100. However, these investment minimums do not apply to automatic investment into the Fund of distributions from the unit investment trusts described below (see "Unit Investment Trusts").

         For the Premier Class, the minimum investment to open an account is $20,000. The minimum for additional investments is $5,000, except that (1) the $5,000 minimum does not apply to automatic investments into the Fund of distributions from the unit investment trusts described below (see "Unit Investment Trusts"), and (2) the minimum amount under the Automatic Investment Program (see below) is $1,000. If the balance in a Premier Class shareholder's account falls below $20,000 as a result of redemptions from the account, the shareholder will be notified and will have two months within which to bring the account size back to $20,000. If the shareholder does not do so, the Fund will convert the shareholder's account from Premier Class to Builder Class shares.

                  All purchases by mail will be made at the relevant net asset value determined as of the close of regular trading on the New York Stock Exchange on the day of receipt by the Transfer Agent (if such day is a trading day, or, if not, on the first trading day thereafter). The shares are sold to the shareholder by the dealer, for whom the Transfer Agent acts as agent. Purchases other than by mail will be made at the relevant net asset value next determined after receipt of the order, as described under "Purchase of Shares."

                  By opening an Investment Account, the shareholder authorizes the Fund to hold his shares on "deposit" with the Transfer Agent. Shares held in an Investment Account may be redeemed as described under "Repurchase and Redemption of Shares." Each time shares are credited to or withdrawn from an Investment Account (except pursuant to an investment plan, or in connection with certain automatic investments or reinvestments in the Fund, as described below), the shareholder receives a statement showing the current transaction, prior transactions in the account during the calendar year to date and the current number of shares held therein. When shares are invested pursuant to an investment plan, the shareholder receives a statement within five business days following such transaction. Shareholders who have elected to have their distributions of net interest income from the Fund automatically reinvested in shares of the Fund, and shareholders of certain unit investment trusts who have elected to have distributions from such trusts automatically invested in shares of the Fund (see "Unit Investment Trusts" below), will receive a single quarterly statement confirming the amount of these automatic investments and reinvestments in the Fund during the quarter. At the end of each year a complete annual statement of share transactions is mailed to each shareholder.

                  Unless otherwise indicated in writing by the shareholder, all income dividends on the dividend payment date and any distributions of capital gains on the record date are credited to the Investment Account in additional shares of the same class on the basis of the closing net asset value for that class on such respective dates. However, the shareholder may instead elect to receive distributions of income dividends in cash and capital gain distributions in additional shares of the same class, reinvested at the relevant net asset value on the record date, or to receive both dividends and capital gain distributions in cash. A shareholder may change this distribution option at any time by written notification to the Transfer Agent. The change will be effective for the next distribution provided it is received prior to the record date for that distribution.

         The provisions applicable to Investment Accounts may be amended without penalty by the Fund on 30 days' prior written notice to the shareholders. An Investment Account does not assure a profit or offer protection against depreciation in declining markets.


         Automatic Investment Program. Voluntary monthly investments of at least $100 (Builder Class) or $1,000 (Premier Class) may be made automatically by pre-authorized withdrawals from your bank checking account. Please call 1-800-847-5886 for more information about how to establish an automatic investment program.


         Reinvestment of Dividends and Distributions. Purchases of shares of either class may be made by reinvestment of dividends and capital gains distributions paid by the Fund on shares of that class. These purchases are made for you by the Fund at net asset value for your class of shares.

         Redemption of Shares. Redemption or repurchase of shares is a taxable event and gain or loss must be recognized. However, to the extent that any shares are sold at a loss and the proceeds are reinvested in shares of the Fund, some or all of the loss will not be allowed as a deduction, depending upon the percentage of the proceeds reinvested.

         Unit Investment Trusts. Certificate holders of unit investment trusts sponsored by the Adviser may arrange to have their distributions from such unit investment trusts automatically invested in shares of the Fund. Contact the Adviser for information.

                                     TAXES

                  The Prospectus describes generally the tax treatment of distributions by the Fund. This section of the Statement includes additional information concerning federal income tax and New York personal income taxes.

                  The Fund has qualified and intends to qualify as a "regulated investment company" under the Internal Revenue Code (the "Code") and intends to take all other action required to ensure that no federal income taxes will be payable by the Fund and that the Fund may pay "exempt-interest dividends." Among other requirements, this means that at the end of each fiscal quarter, at least 50% of the value of the Fund's total assets must be invested in obligations exempt from federal income tax. If the Fund meets these requirements, its net interest income on obligations exempt from federal income tax, when distributed to shareholders and designated by the Fund as exempt-interest dividends, is exempt from federal income tax in the hands of the Fund's shareholders. The Fund's present policy is to designate exempt-interest dividends annually. Under the Code, interest on indebtedness incurred or continued to purchase or carry shares of an investment company paying exempt-interest dividends, such as the Fund, will not be deductible by the investor for federal income tax purposes in proportion to the percentage that the Fund's distributions exempt from federal income tax bears to all distributions excluding distributions from long-term capital gains. Persons who may be "substantial users" (or "related persons" of substantial users) of facilities financed by industrial development bonds or private activity bonds should consult their tax advisers before purchasing Fund shares.


                  The receipt of exempt-interest dividends may affect the portion, if any, of an individual shareholder's Social Security and Railroad Retirement benefits that will be includable in gross income subject to Federal income tax. Up to 50% of Social Security and Railroad Retirement benefits may be included in gross income in cases where the recipient's combined income, consisting of adjusted gross income (with certain adjustments), tax exempt interest income and one-half of any Social Security and Railroad Retirement benefits, exceeds a base amount ($25,000 for a single individual and $32,000 for individuals filing a joint return) and up to 85% of Social Security and Railroad Retirement benefits may be included in gross income in cases where the recipient's combined income (as described above) exceeds a higher base amount ($34,000 for a single individual and $44,000 for individuals filing a joint return). Individual shareholders receiving Social Security or Railroad Retirement benefits should consult their tax advisers.


          Distributions paid from the Fund's other investment income and from any net realized short-term capital gains will be taxable to shareholders as ordinary income, whether received in cash or in additional shares. Since none of the Fund's income will consist of corporate dividends, the dividends-received deduction for corporations will not be applicable to taxable distributions by the Fund. Distributions paid from net realized long-term capital gains are taxable as long-term capital gains for federal income tax purposes, whether received in cash or shares, regardless of how long a shareholder has held the shares.

                  The Fund will be required to withhold and remit to the U.S. Treasury 31% of all dividend income earned by any shareholder account for which an incorrect or no taxpayer identification number has been provided or where the Fund is notified that the shareholder has under-reported income in the past (or the shareholder fails to certify that he is not subject to such withholding). In addition, the Fund will be required to withhold and remit to the U.S. Treasury 31% of the amount of the proceeds of any redemption of shares from a shareholder account for which an incorrect or no taxpayer identification number has been provided.

                  After the end of each calendar year, shareholders will receive information as to the tax status of distributions made by the Fund during such calendar year.

         New York law provides that, to the extent distributions by a regulated investment company are derived from interest on debt obligations issued by the State of New York or its political subdivisions or certain other governmental entities (for example, the Commonwealth of Puerto Rico, the United States Virgin Islands or Guam), the interest on which was excludable from gross income for purposes of both federal income taxation and New York State or City personal income taxation (New York Tax Exempt Bonds) and designated as such, such distributions shall be exempt from New York State and City personal income taxes. For federal income tax purposes, all Fund distributions other than exempt-interest dividends will be taxable as ordinary income, except that distributions designated by the Fund as deriving from net gains on securities held for more than one year but not more than 18 months and from net gains on securities held for more than 18 months will be taxable to shareholders as such, whether received in cash or shares and regardless of how long shareholders have held their shares. For New York State and City personal income tax purposes, distributions derived from investments other than New York Tax Exempt Bonds and distributions from any net short-term capital gains will be taxable as ordinary income, whether paid in cash or reinvested in additional shares. For New York State and City personal income tax purposes, distributions of net long-term capital gains will be taxable at the same rate as ordinary income, whether received in cash or shares through the reinvestment of distributions.

         The foregoing relates to federal income taxation and to New York State and City personal income taxation as in effect as of the date of this Statement. Distributions from investment income and capital gains, including exempt-interest dividends, may be subject to New York State franchise taxes and to the New York City General Corporation Tax if received by a corporation subject to those taxes, to state taxes in states other than New York and to local taxes in cities other than New York City. Investors may wish to consult their own tax advisers regarding the treatment of distributions by the Fund.

          The Fund is organized as a Massachusetts business trust. Under current law, so long as it qualifies as a "regulated investment company" under the Code, the Fund itself is not liable for any income or franchise tax in The Commonwealth of Massachusetts.

             AUTOMATIC WITHDRAWAL PROGRAM FOR BUILDER CLASS SHARES

         An investor who owns or buys Builder Class shares valued at $5,000 or more at net asset value may open a Withdrawal Plan and have a designated sum of money paid monthly (or quarterly) to the investor or another person. Shares are deposited in a Plan account and all distributions are reinvested in additional Builder Class shares at net asset value (except where the Plan is utilized in connection with a charitable remainder trust). Shares in a Plan account are then redeemed at net asset value to make each withdrawal payment. Redemptions for the purpose of withdrawals are made on the first business day of the month at that day's closing net asset value, and checks are mailed on the second business day of the month. Payment will be made to any person the investor designates; however, if the shares are registered in the name of a trustee or other fiduciary, payment will be made only to the fiduciary, except in the case of a profit-sharing or pension plan where payment will be made to the designee. As withdrawal payments may include a return of principal, they cannot be considered a guaranteed annuity or actual yield of income to the investor. The redemption of shares in connection with a Withdrawal Plan may result in a gain or loss for tax purposes. Continued withdrawals in excess of income will reduce and possibly exhaust vested principal, especially in the event of a market decline. The cost of administering these Plans for the benefit of those shareholders participating in them is borne by the Fund as an expense of all Builder Class shareholders. The Fund or the Distributor may terminate or change the terms of the Withdrawal Plan at any time. The Withdrawal Plan is fully voluntary and may be terminated by the shareholder at any time without the imposition by the Fund of any penalty.

         Since the Withdrawal Plan may involve invasion of capital, investors should consider carefully with their own financial advisers whether the Plan and the specified amounts to be withdrawn are appropriate in their circumstances. The Fund makes no recommendations or representations in this regard.

                  The Withdrawal Plan is not available to shareholders who use the Fund's check writing privilege (which is described in the Prospectus).

                             SHAREHOLDER LIABILITY

         Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Fund. However, the Fund's Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Fund or the Trustees. The Agreement and Declaration of Trust provides for indemnification out of Fund property for all loss and expense of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations.

                            INDEPENDENT ACCOUNTANTS


                  Coopers & Lybrand L.L.P., located at 100 East Broad Street, Columbus, Ohio 43215, are the Fund's independent accountants, providing audit services, tax return preparation services and assistance and consultation with review of SEC filings.


                             FINANCIAL STATEMENTS


         The financial highlights in the Prospectus and the audited financial statements appearing in the most current fiscal year Annual Report to Shareholders (which are incorporated herein by reference to the extent set forth in the following sentence), have been so included (or incorporated) in reliance upon the report of Coopers & Lybrand L.L.P., given on the authority of said firm as experts in auditing and accounting. Such Annual Report is incorporated herein by reference with the following change: the ratio of expenses to average net assets for the year ended February 28,

1998, herein is revised to reflect 1.06% (1.16% before custodian fee credits for cash balances maintained with the Custodian) for the Builder Class and 0.81% (0.92% before custodian fee credits for cash balances maintained with the Custodian) for the Premier Class. Copies of the Annual Report are available upon request and without charge.


                                   CUSTODIAN


         Investors Fiduciary Trust Company (the "Custodian"), located at 127 West 10th Street, Kansas City, Missouri 64105, serves as custodian of the Fund's assets. The Custodian's responsibilities include safeguarding and controlling the Fund's cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on the Fund's investments. The Custodian does not determine the investment policies of the Fund or decide which securities the Fund will buy or sell.

                                  APPENDIX A

                              INVESTMENT RATINGS

Ratings of Tax Exempt Bonds.

         The four highest ratings of Moody's for tax exempt securities are Aaa, Aa, A and Baa. Tax exempt securities rated Aaa are judged to be of the "best quality." The rating of Aa is assigned to tax exempt securities which are of "high quality by all standards", but as to which margins of protection or other elements make long-term risks appear somewhat larger than for Aaa rated tax exempt securities. The Aaa and Aa rated tax exempt securities comprise what are generally known as "high grade bonds." Tax exempt securities which are rated A by Moody's possess many favorable investment attributes and are considered "upper medium grade obligations." Factors giving security to principal and interest of A rated tax exempt securities are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future. Tax exempt securities rated Baa are considered as "medium grade" obligations. They are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such tax exempt securities lack outstanding investment characteristics and in fact have speculative characteristics as well. Those securities in the A and Baa groups which Moody's believes possess the strongest investment attributes are designated by the symbols A1 and Baa1. Other A and Baa securities comprise the balance of their respective groups. These rankings (1) designate the securities which offer the maximum in security within their quality group, (2) designate securities which can be bought for possible upgrading in quality and (3) additionally afford the investor an opportunity to gauge more precisely the relative attractiveness of offerings in the market place.

         Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade (MIG). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing, while various factors of the first importance in bond risk are of lesser importance in the short run. Loans bearing the MIG 1 designation are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both. Loans bearing the MIG 2 designation are of high quality, with margins of protection ample although not so large as in the preceding group.

         The four highest ratings of Standard & Poor's for tax exempt securities are AAA, AA, A and BBB. Tax exempt securities rated AAA bear the highest rating assigned by Standard & Poor's to a debt obligation and indicate an extremely strong capacity to pay principal and interest. Tax exempt securities rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree. Securities rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions. The BBB rating, which is the lowest "investment grade" security rating by Standard & Poor's, indicates an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for securities in this category than for securities in the A category.

Ratings of Corporate Obligations.

         The Moody's corporate obligations ratings of Aaa, Aa, A and Baa and the Standard & Poor's corporate obligations ratings of AAA, AA, A and BBB do not differ materially from those set forth above for tax exempt securities.

Ratings of Commercial Paper.

         The commercial paper ratings of A-1 by Standard & Poor's and Prime-1 by Moody's are the highest commercial paper ratings of the respective agencies. The issuer's earnings, quality of long-term debt, management and industry position are among the factors considered in assigning such ratings.

                                     Part C

                                OTHER INFORMATION

Item 24.      Financial Statements and Exhibits

              (a) Financial Statements:

                  Included in Part A of the Registration Statement:

              (1) Financial Highlights for the ten year period ended
                  February 28, 1998.


                  Incorporated by reference in Part B of the Registration Statement are the following audited financial statements contained in the Annual Report for the fiscal year ended February 28, 1998:


                  (1) Portfolio of Investments - February 28, 1998.
                  (2) Statement of Assets and Liabilities as of February 28,
                      1998.
                  (3) Statement of Operations for the year ended February 28,
                      1998.
                  (4) Statement of Changes in Net Assets for the years ended
                      February 29, 1997 and February 28, 1998.
                  (5) Financial Highlights for the five year period ended
                      February 28, 1998.
                      [with the following change: the ratio of expenses to average net assets for the year ended February 28, 1998 should read 1.06% for the Builder Class and 0.81% for the Premier Class, (1.16% and 0.92%, respectively, before custodian fee credits for cash balances maintained with the Custodian)]
                  (6) Notes to Financial Statements.
                  (7) Report of the Independent Accountants

              (b) Exhibits:

                  Exhibit
                  Number   Description of Exhibit

                  1. Amended and Restated Agreement and Declaration of Trust incorporated herein by reference to Exhibit 1 to Post Effective Amendment 15 filed May 2, 1997.

                  2. Incorporated herein by reference to Exhibit 2 to Pre-Effective Amendment No. 1 to the Registration Statement, filed December 20, 1983.

                  3.       Not applicable.

                  4. Incorporated herein by reference to Exhibit 4 to Post-Effective Amendment No. 1 to the Registration Statement, filed April 23, 1984.

                  5. Incorporated herein by reference to Exhibit 5(a) to Post-Effective Amendment No. 7 to the Registration Statement, filed on May 4, 1989.

                  6. Incorporated herein by reference to Exhibit 6 to Post-Effective Amendment No. 9 to the Registration Statement, filed May 2, 1991.

                  7.       Not applicable.

                  8. Incorporated herein by reference to Exhibit 8 to Pre-Effective Amendment No. 1 to the Registration Statement, filed December 20, 1983.

                  9(a). Administration Agreement dated October 1, 1996 between the Registrant and BISYS Fund Services, incorporated herein by reference to Exhibit 9(a) to Post-Effective Amendment No. 16 to the Registration Statement, filed June 30, 1997.


                  9(b). Fund Accounting Agreement dated October 1, 1996 between the Registrant and BISYS Fund Services, Inc., incorporated herein by reference to Exhibit
                           (b) to Post-Effective Amendment No. 16 to the Registration Statement, filed June 30, 1997.


                  9(c). Transfer Agency Agreement dated October 1, 1996 between the Registrant and BISYS Fund Services, incorporated herein by reference to Exhibit 9(c) to Post-Effective Amendment No. 16 to the Registration Statement, filed June 30, 1997.

                  10. Incorporated herein by reference to Exhibit 10 to Pre-Effective Amendment No. 1 to the Registration Statement, filed on December 20, 1983.

                  11.      Consent of Coopers & Lybrand L.L.P. filed herewith.

                  12. The financial statements in the Registrant's Annual Report for the fiscal year ended February 28, 1998 as filed with the Commission on April 30, 1998 are incorporated herein by reference.

                  13. Incorporated herein by reference to Exhibit 13 to Pre-Effective Amendment No. 1 to the Registration Statement, filed December 20, 1983.

                  14.      Not applicable.

                  15.      Not applicable.

                  16. Incorporated herein by reference to Exhibit 16 to Post-Effective Amendment No. 8 to the Registration Statement, filed on July 2, 1990.

                  17.      Financial data schedule, filed herewith.


                  18.      Rule 18f-3 plan incorporated herein by reference to
                           Exhibit 18 to Post Effective Amendment No. 15 to the Registration Statement, filed on May 2, 1996.


                  19. Power of Attorney, incorporated herein by reference to Exhibit 19 to Post-Effective Amendment No. 16 to the Registration Statement, filed June 30, 1997.


Item 25.      Persons Controlled by or under Common Control with Registrant

         None.

Item 26.      Number of Holders of Securities


         As of June 1, 1998, there were 4,935 Builder Class and 1,048 Premier Class record holders of the shares of the Registrant.

Item 27.      Indemnification

         The information required by this item is incorporated herein by reference to Post-Effective Amendment No. 1 to the Registration Statement, filed April 23, 1984.

Item 28.      Business and Other Connections of Investment Adviser

         Glickenhaus & Co., the Registrant's investment adviser (the "Adviser"), is a registered investment adviser and broker-dealer and is a sponsor of The Empire State Municipal Exempt Trust, Empire Guaranteed Series and Empire Maximus AMT Series A, which are unit investment trusts.

         Set forth below is a description of any other business, profession, vocation or employment of a substantial nature in which each general partner of the Adviser is or has been, at any time during the past two fiscal years, engaged for his own account or in the capacity of director, officer, employee, partner or trustee:


Name                                Position with Adviser                  Other Business
Alfred Feinman                      General Partner                        None
Seth M. Glickenhaus                 General Partner                        President and Trustee of the Registrant
James Glickenhaus                   General Partner                        None


         The address for each of the individuals listed above is Glickenhaus & Co., 6 East 43rd Street, New York, New York 10017.

Item 29.      Principal Underwriter


         (a),(b) Glickenhaus & Co., the Registrant's adviser, also acts as the Registrant's principal underwriter and does not serve as the principal underwriter for any other investment company. For information about Glickenhaus & Co. and its general partners, see Item 28 above.


         (c) The Registrant has no principal underwriter which is not an affiliated person of the Registrant or an affiliated person of such an affiliated person.

Item 30.      Location of Accounts and Records

         Registrant's accounts and records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder are in the physical possession of the following:

         Registrant
              31a-1(b)(2)(C)
              31a-1(b) 4, 5, 6, 9, 10 and 11
              31a-2(a) 1 and 2

         BISYS Fund Services
         3435 Stelzer Road, Columbus, Ohio  43219
              31a-1(a)
              31a-1(b) 1, 8 and 12
              31a-1(b)(2)A, B and D
              31a-2(a) 1 and 2
              31a-2(c)

                                   Page C-3

         Glickenhaus & Co.
         6 E. 43rd Street, New York, New York  10169
              31a-1(b) 10
              31a-1(f)
              31a-2(e)
              31a-1(d)
              31a-2(c)
              31a-2(e)

         Not Applicable
              31a-1(b) 3 and 7
              31a-1(c)
              31a-1(e)
              31a-2(b)
              31a-2(d)

Item 31.      Management Services

         None.

Item 32.      Undertakings

         The Registrant hereby undertakes to furnish each person to whom its prospectus is delivered upon such person's request and without charge, a copy of the Registrant's latest annual report to shareholders (if the information called for by Item 5A of Form N-1A is contained in such report).

                                     NOTICE

         A copy of the Amended and Restated Agreement and Declaration of Trust of The Empire Builder Tax Free Bond Fund is on file with the Secretary of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and that the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually but are binding only upon the assets and property of the Registrant.

                                   Page C-4

                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 17 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Columbus, in the State of Ohio on the 26th day of June, 1998.


                                   THE EMPIRE BUILDER TAX FREE BOND FUND

                                   By:  SETH M. GLICKENHAUS*
                                   -------------------------
                                   Seth M. Glickenhaus, President


         Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 17 to the Registration Statement of The Empire Builder Tax Free Bond Fund has been signed below by the following persons in the capacities and on the date indicated.



Signature                                            Title                                                Date
---------                                            -----                                                ----
SETH M. GLICKENHAUS*                                 Trustee, President, Principal                        June 26, 1998
-----------------------------------------            Executive Officer
Seth M. Glickenhaus

/s/ THOMAS LINE                                      Treasurer, Principal Financial and                   June 26, 1998
-----------------------------------------            Accounting Officer
Thomas Line

EDWARD FALKENBERG*                                   Trustee                                              June 26, 1998
-----------------------------------------
Edward Falkenberg

EDWARD A. KUCZMARSKI*                                Trustee                                              June 26, 1998
-----------------------------------------
Edward A. Kuczmarski

ELIZABETH B. NEWELL*                                 Trustee                                              June 26, 1998
-----------------------------------------
Elizabeth B. Newell

JOHN P. STEINES*                                     Trustee                                              June 26, 1998
-----------------------------------------
John P. Steines






*By:     /s/ FRANK M. DEUTCHKI
         -----------------------------------------
         Frank M. Deutchki
         Attorney-in-Fact

                      THE EMPIRE BUILDER TAX FREE BOND FUND

                                INDEX OF EXHIBITS



Description of Exhibit                                              Exhibit No.
----------------------                                              -----------

Consent of Coopers & Lybrand, L.L.P.....................................11
Financial Data Schedule.................................................17